Registration Nos. 333-124214
                                    811-21757

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 72	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 66	☒

(Check appropriate box or boxes)

American Independence Funds Trust

(Exact Name of Registrant as Specified in Charter)

230 PARK AVENUE, SUITE 534
NEW YORK, NY 10169

(Address of Principal Executive Offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (646) 747-3477

ERIC RUBIN, PRESIDENT

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

230 PARK AVENUE, SUITE 534
NEW YORK, NY 10169

COPIES TO:

JON RAND
DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NY 10036-6797

It is proposed that the filing will become effective (check appropriate box)

☑  immediately upon filing pursuant to paragraph (b) of Rule 485.

☐on _________________ pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

	Institutional Class	Class A	Class C
	(Ticker/CUSIP)	(Ticker/CUSIP)	(Ticker/CUSIP)
NestEgg Fund	NECSX	NECPX	n/a
	026762849	026762831	n/a
NestEgg 2020 Fund	NETWX	NETPX	n/a
	026762799	026762781	n/a
NestEgg 2030 Fund	NETHX	NEHPX	n/a
	026762773	026762765	n/a
NestEgg 2040 Fund	NEFYX	NEFPX	NEJVX
	026762757	026762740	026762633
NestEgg 2050 Fund	NEFTX	NEFAX	n/a
	026762468	026762484	n/a

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company.

Inside This Prospectus

The Fund Summaries for each Fund include (1) Investment Objectives/Goals; (2) Fees and Expenses of the Fund; (3) Principal Investment Strategies, Risks and Performance; (4) Portfolio Management; (5) Purchase and Sale Information; (6) Tax Information and (7) Financial Intermediary Compensation.

FUND SUMMARY – NESTEGG FUND

FUND SUMMARY – NESTEGG 2020 FUND

FUND SUMMARY – NESTEGG 2030 FUND

FUND SUMMARY – NESTEGG 2040 FUND

FUND SUMMARY – NESTEGG 2050 FUND

MORE ABOUT THE FUNDS

Additional Information About the Funds’ Investment Strategies

Related Risks

Fund Management

INVESTING WITH THE FUNDS

Choosing a Class of Shares

Opening an Account

Exchanging Shares

Redeeming From Your Account

Other Shareholder Servicing Information

Calculating Share Price

Distribution and Service (12b-1) Fee Plan

Dividends, Distributions and Taxes

FINANCIAL HIGHLIGHTS

SERVICE PROVIDERS

NOTICE OF PRIVACY POLICY & PRACTICES

ADDITIONAL INFORMATIONBack cover

1

NestEgg Fund

FUND SUMMARY – NESTEGG FUND

Investment Objectives/Goals.

The objective of the NestEgg Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 43 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	0.79%	0.79%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.40%	1.90%
Fee Waivers and Expense Reimbursements(1)	-0.64%	-0.64%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.76%	1.26%

(1)     AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2013 in order to keep the Total Annual Fund Operating Expenses at 0.75% and 1.25% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.”  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap. The expense limitation may be terminated only by approval of the Board of Trustees.

2

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$78	$380	$705	$1,624
Class A Shares	$597	$984	$1,396	$2,542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the NestEgg Fund’s portfolio turnover rate was 179% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation is amongst three major asset classes, stocks, bonds, and cash, which will change over time in relation to its target retirement date. The strategy of the Fund is to gradually reduce the potential market risk exposure over time by re-allocating the Fund’s assets amongst the major asset classes. The Fund’s allocation becomes more conservative as the Fund’s target year approaches and after it arrives. A fund with a shorter time horizon allocates more of its assets to fixed income and cash, while a fund with a longer time horizon allocates more of its assets to equity securities. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through Master Portfolios.

This Fund may interest investors who have short to medium time horizons, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2010.

Over a market cycle, approximately 40% of the equity portion of the Fund and typically less than 5% of the fixed income portion of the Fund will be held in securities outside the United States.

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg Fund are expected to be rebalanced monthly.

3

Fund Asset Allocation – as of December 31, 2011

Main types of securities the Fund may hold:

➢  Common stocks of companies traded on major stock exchanges with varying market cap sizes (large, mid and small) and which represent both value and growth styles

➢  Fixed income securities, both domestic and foreign with maturities ranging from one to 30 years and of at least investment grade quality (a rating of BBB+/Baa as rated by Standard & Poor’s Corporation or Moody’s Investor Services, Inc.) at the time of purchase

➢  Short term money market securities

➢  Exchange-traded funds (“ETFs”); to the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF

➢  Derivatives, such as options and futures

➢  Both debt and equity instruments of foreign issuers

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. The principal value of an investor’s investment in the Fund is not guaranteed at any time, including in the target year designated in the Fund’s name as well as the years following the designated target date. A summary of the principal risks of investing in the Fund can be found below.

Stock Market Risk.  Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk.  Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk.  Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

4

Interest Rate Risk.  When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Credit Risk.  The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

ETF and Investment Company Risk. The Fund may invest in ETFs, closed-end funds and other investment companies (“Underlying Funds”).  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Derivatives Risk.  Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

Foreign Investment Risk.  A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues

Management Risk.  The Fund’s performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance.  The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years compare with those of the Fund’s benchmark, the S&P Global BMI (Broad Market Index). In addition, for its fixed income component, the Fund is compared to the Barclays Capital U.S. Treasury Index, an unmanaged index reflecting the performance of all public obligations that does not focus on one particular segment of the Treasury market, and for its cash component, the Fund is compared to the Barclays Capital 1-3 Month U.S. Treasury Bill Index, the 1-3 month component of the Treasury Bill index consisting of Treasury Bills from 1 month to less than 12 months. The Fund has been in existence since January 4, 1999; operated as a “master-feeder” structure until November 1, 2002 and prior to March 2, 2006, the Fund was organized as the NestEgg Capital Preservation Fund. Effective January 1, 2011, the Fund changed its name from the NestEgg 2010 Fund to the NestEgg Fund.

5

Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787.

Best quarter:	6.55%	Q2 2003
Worst quarter:	(4.76)%	Q3 2008
AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2011
		1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes		3.36%	2.94%	3.96%
Return After Taxes on Distributions		1.82%	1.90%	2.88%
Return After Taxes on Distributions and sale of shares		2.50%	2.07%	2.95%
Class A Shares (Return Before Taxes)		-1.98%	1.41%	2.79%
S&P Global BMI (Broad Market Index) (reflects no deduction for fees, expenses or taxes)		-7.72%	-1.16%	5.48%
Barclays Capital U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)		9.81%	6.81%	5.71%
Barclays Capital 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)		0.07%	1.36%	1.85%

6

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Class A Shares reflect deduction of sales charges.  After-tax returns for Class A, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”).

Manager Name	Primary Title	Adviser	Managed the Fund Since
T. Kirkham “Kirk” Barneby	Chief Strategist & Portfolio Manager (Fixed Income)	AIFS	2008
Glenn Dorsey	Portfolio Manager (Fixed Income)	AIFS	2008
Jeffrey Miller	Portfolio Manager (Value Equity)	AIFS	2010

Sub-Advisers.  AIFS has entered into sub-advisory agreements with both Boyd Watterson Asset Management, LLC (“BWAM”), located at 1801E. 9th St., Suite 1400, Cleveland, OH 44114 and American Yellowstone Advisors, LLC (“AYA”), located at 230 Park Avenue, Suite 534, New York, NY 10169.

Manager Name	Primary Title	Adviser	Managed the Fund Since
Dixon Morgan	Portfolio Manager (International Equity)	BWAM	2010
Robert Natale	Portfolio Manager (Growth Equity)	AYA	2010

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$2,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

7

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8

NestEgg 2020 Fund

FUND SUMMARY – NESTEGG 2020 FUND

Investment Objectives/Goals.

The objective of the NestEgg 2020 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 43 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	0.45%	0.45%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.06%	1.56%
Fee Waivers and Expense Reimbursements(1)	-0.27%	-0.27%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.79%	1.29%

(1)     AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2013 in order to keep the Total Annual Fund Operating Expenses at 0.78% and 1.28% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.”  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap. The expense limitation may be terminated only by approval of the Board of Trustees.

9

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$81	$310	$559	$1,270
Class A Shares	$600	$919	$1,260	$2,221

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the NestEgg 2020 Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation is amongst three major asset classes, stocks, bonds, and cash, which will change over time in relation to its target retirement date. The strategy of the Fund is to gradually reduce the potential market risk exposure over time by re-allocating the Fund’s assets amongst the major asset classes. The Fund’s allocation becomes more conservative as the Fund’s target year approaches and after it arrives. A fund with a shorter time horizon allocates more of its assets to fixed income and cash, while a fund with a longer time horizon allocates more of its assets to equity securities. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through Master Portfolios.

This Fund may interest investors who seek long-term total return from a balanced portfolio, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2020.

Over a market cycle, approximately 40% of the equity portion of the Fund and typically less than 5% of the fixed income portion of the Fund will be held in securities outside the United States.

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2020 Fund are expected to be rebalanced monthly.

10

Fund Asset Allocation – as of December 31, 2011

Main types of securities the Fund may hold:

➢  Common stocks of companies traded on major stock exchanges with varying market cap sizes (large, mid and small) and which represent both value and growth styles

➢  Fixed income securities, both domestic and foreign with maturities ranging from one to 30 years and of a least investment grade quality (a rating of BBB+/Baa as rated by Standard & Poor’s Corporation or Moody’s Investor Services, Inc.) at the time of purchase

➢  Short term money market securities

➢  Exchange-traded funds (“ETFs”); to the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF

➢  Derivatives, such as options and futures

➢  Both debt and equity instruments of foreign issuers

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. The principal value of an investor’s investment in the Fund is not guaranteed at any time, including in the target year designated in the Fund’s name as well as the years following the designated target date. A summary of the principal risks of investing in the Fund can be found below.

Stock Market Risk.  Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk.  Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

11

Mid- and Small-Cap Risk.  Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Interest Rate Risk.  When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Credit Risk.  The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

ETF and Investment Company Risk. The Fund may invest in ETFs, closed-end funds and other investment companies (“Underlying Funds”).  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Derivatives Risk.  Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

Foreign Investment Risk.  A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues

Management Risk.  The Fund’s performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years compared with those of the Fund’s benchmark, the S&P Global BMI (Broad Market Index). In addition, for its fixed income component, the Fund is compared to the Barclays Capital U.S. Treasury Index, an unmanaged index reflecting the performance of all public obligations that does not focus on one particular segment of the Treasury market, and for its cash component, the Fund is compared to the Barclays Capital 1-3 Month U.S. Treasury Bill Index, the 1-3 month component of the Treasury Bill index consisting of Treasury Bills from 1 month to less than 12 months. The Fund has been in existence since January 4, 1999; operated as a “master-feeder” structure until November 1, 2002 and prior to March 2, 2006, the Fund was organized as the NestEgg 2020 Fund.

12

Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787.

Best quarter:	10.43%	Q2 2003
Worst quarter:	(11.69)%	Q3 2002

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2011
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	0.98%	0.76%	2.94%
Return After Taxes on Distributions	0.85%	0.11%	2.31%
Return After Taxes on Distributions and sale of shares	0.81%	0.39%	2.28%
Class A Shares (Return Before Taxes)	-4.38%	-0.74%	1.88%
S&P Global BMI (Broad Market Index) (reflects no deduction for fees, expenses or taxes)	-7.72%	-1.16%	5.48%
Barclays Capital U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	9.81%	6.81%	5.71%
Barclays Capital 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	1.36%	1.85%

13

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Class A Shares reflect deduction of sales charges. After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”).

Manager Name	Primary Title	Adviser	Managed the Fund Since
T. Kirkham “Kirk” Barneby	Chief Strategist & Portfolio Manager (Fixed Income)	AIFS	2008
Glenn Dorsey	Portfolio Manager (Fixed Income)	AIFS	2008
Jeffrey Miller	Portfolio Manager (Value Equity)	AIFS	2010

Sub-Advisers.  AIFS has entered into sub-advisory agreements with both Boyd Watterson Asset Management, LLC (“BWAM”), located at 1801E. 9th St., Suite 1400, Cleveland, OH 44114 and American Yellowstone Advisors, LLC (“AYA”), located at 230 Park Avenue, Suite 534, New York, NY 10169.

Manager Name	Primary Title	Adviser	Managed the Fund Since
Dixon Morgan	Portfolio Manager (International Equity)	BWAM	2010
Robert Natale	Portfolio Manager (Growth Equity)	AYA	2010

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$2,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

14

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

15

NestEgg 2030 Fund

FUND SUMMARY – NESTEGG 2030 FUND

Investment Objectives/Goals.

The objective of the NestEgg 2030 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 43 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	0.51%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.12%	1.62%
Fee Waivers and Expense Reimbursements(1)	-0.31%	-0.31%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.81%	1.31%

(1)     AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2013 in order to keep the Total Annual Fund Operating Expenses at 0.80% and 1.30% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap. The expense limitation may be terminated only by approval of the Board of Trustees.

16

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$83	$325	$587	$1,335
Class A Shares	$602	$933	$1,287	$2,281

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the NestEgg 2030 Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation is amongst three major asset classes, stocks, bonds, and cash, which will change over time in relation to its target retirement date. The strategy of the Fund is to gradually reduce the potential market risk exposure over time by re-allocating the Fund’s assets amongst the major asset classes. The Fund’s allocation becomes more conservative as the Fund’s target year approaches and after it arrives. A fund with a shorter time horizon allocates more of its assets to fixed income and cash, while a fund with a longer time horizon allocates more of its assets to equity securities. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through Master Portfolios.

This Fund may interest investors who have a long-term horizon, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2030.

Over a market cycle, approximately 40% of the equity portion of the Fund and typically less than 5% of the fixed income portion of the Fund will be held in securities outside the United States.

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2030 Fund are expected to be rebalanced monthly.

17

Fund Asset Allocation – as of December 31, 2011

Main types of securities the Fund may hold:

➢  Common stocks of companies traded on major stock exchanges with varying market cap sizes (large, mid and small) and which represent both value and growth styles

➢  Fixed income securities, both domestic and foreign with maturities ranging from one to 30 years and of at least investment grade quality (a rating of BBB+/Baa as rated by Standard & Poor’s Corporation or Moody’s Investor Services, Inc.) at the time of purchase

➢  Short term money market securities

➢  Exchange-traded funds (“ETFs”); to the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF

➢  Derivatives, such as options and futures

➢  Both debt and equity instruments of foreign issuers

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. The principal value of an investor’s investment in the Fund is not guaranteed at any time, including in the target year designated in the Fund’s name as well as the years following the designated target date. A summary of the principal risks of investing in the Fund can be found below.

Stock Market Risk.  Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk.  Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk.  Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

18

Interest Rate Risk.  When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Credit Risk.  The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

ETF and Investment Company Risk. The Fund may invest in ETFs, closed-end funds and other investment companies (“Underlying Funds”).  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Derivatives Risk.  Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

Foreign Investment Risk.  A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues

Management Risk.  The Fund’s performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years compared with those of the Fund’s benchmark, the S&P Global BMI (Broad Market Index). In addition, for its fixed income component, the Fund is compared to the Barclays Capital U.S. Treasury Index, an unmanaged index reflecting the performance of all public obligations that does not focus on one particular segment of the Treasury market, and for its cash component, the Fund is compared to the Barclays Capital 1-3 Month U.S. Treasury Bill Index, the 1-3 month component of the Treasury Bill index consisting of Treasury Bills from 1 month to less than 12 months. The Fund has been in existence since January 4, 1999; operated as a “master-feeder” structure until November 1, 2002 and prior to March 2, 2006, the Fund was organized as the NestEgg 2030 Fund.

19

Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787.

Best Quarter	12.93%	Q2 2003
Worst Quarter	(15.66)%	Q4 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2011
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	-1.83%	-0.48%	2.63%
Return After Taxes on Distributions	-1.97%	-0.99%	1.99%
Return After Taxes on Distributions and sale of shares	-1.01%	-0.54%	2.10%
Class A Shares (Return Before Taxes)	-6.97%	-1.92%	1.60%
S&P Global BMI (Broad Market Index) (reflects no deduction for fees, expenses or taxes)	-7.72%	-1.16%	5.48%
Barclays Capital U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	9.81%	6.81%	5.71%
Barclays Capital 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	1.36%	1.85%

20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Class A Shares reflect deduction of sales charges. After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”).

Manager Name	Primary Title	Adviser	Managed the Fund Since
T. Kirkham “Kirk” Barneby	Chief Strategist & Portfolio Manager (Fixed Income)	AIFS	2008
Glenn Dorsey	Portfolio Manager (Fixed Income)	AIFS	2008
Jeffrey Miller	Portfolio Manager (Value Equity)	AIFS	2010

Sub-Advisers.  AIFS has entered into sub-advisory agreements with both Boyd Watterson Asset Management, LLC (“BWAM”), located at 1801E. 9th St., Suite 1400, Cleveland, OH 44114 and American Yellowstone Advisors, LLC (“AYA”), located at 230 Park Avenue, Suite 534, New York, NY 10169.

Manager Name	Primary Title	Adviser	Managed the Fund Since
Dixon Morgan	Portfolio Manager (International Equity)	BWAM	2010
Robert Natale	Portfolio Manager (Growth Equity)	AYA	2010

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$2,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

21

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

22

NestEgg 2040 Fund

FUND SUMMARY – NESTEGG 2040 FUND

Investment Objectives/Goals.

The objective of the NestEgg 2040 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 43 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.50%	1.00%
Other Expenses	0.49%	0.49%	0.49%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.10%	1.60%	2.10%
Fee Waivers and Expense Reimbursements(2)	-0.27%	-0.27%	-0.27%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	0.83%	1.33%	1.83%

(1)     Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

(2)     AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2013 in order to keep the Total Annual Fund Operating Expenses at 0.82%, 1.32% and 1.82% of the Fund’s average net assets for the Institutional Class Shares, Class A Shares and Class C Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap. The expense limitation may be terminated only by approval of the Board of Trustees.

23

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$85	$323	$580	$1,316
Class A Shares	$604	$931	$1,280	$2,263
Class C Shares	$289	$632	$1,104	$2,410

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the NestEgg 2040 Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The Fund will pursue its objective by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation is amongst three major asset classes, stocks, bonds, and cash, which will change over time in relation to its target retirement date. The strategy of the Fund is to gradually reduce the potential market risk exposure over time by re-allocating the Fund’s assets amongst the major asset classes. The Fund’s allocation becomes more conservative as the Fund’s target year approaches and after it arrives. A fund with a shorter time horizon allocates more of its assets to fixed income and cash, while a fund with a longer time horizon allocates more of its assets to equity securities. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through Master Portfolios.

This Fund may interest investors who have a long-term horizon, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2040.

Over a market cycle, approximately 40% of the equity portion of the Fund and typically less than 5% of the fixed income portion of the Fund will be held in securities outside the United States.

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2040 Fund are expected to be rebalanced monthly.

24

Fund Asset Allocation – as of December 31, 2011

Main types of securities the Fund may hold:

➢  Common stocks of companies traded on major stock exchanges with varying market cap sizes (large, mid and small) and which represent both value and growth styles

➢  Fixed income securities, both domestic and foreign with maturities ranging from one to 30 years and of at least investment grade quality (a rating of BBB+/Baa as rated by Standard & Poor’s Corporation or Moody’s Investor Services, Inc.) at the time of purchase

➢  Short term money market securities

➢  Exchange-traded funds (“ETFs”); to the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF

➢  Derivatives, such as options and futures

➢  Both debt and equity instruments of foreign issuers

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. The principal value of an investor’s investment in the Fund is not guaranteed at any time, including in the target year designated in the Fund’s name as well as the years following the designated target date. A summary of the principal risks of investing in the Fund can be found below.

Stock Market Risk.  Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk.  Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk.  Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

25

Interest Rate Risk.  When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Credit Risk.  The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

ETF and Investment Company Risk. The Fund may invest in ETFs, closed-end funds and other investment companies (“Underlying Funds”).  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Derivatives Risk.  Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

Foreign Investment Risk.  A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues

Management Risk.  The Fund’s performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance.  The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years compared with those of the Fund’s benchmark, the S&P Global BMI (Broad Market Index). In addition, for its fixed income component, the Fund is compared to the Barclays Capital U.S. Treasury Index, an unmanaged index reflecting the performance of all public obligations that does not focus on one particular segment of the Treasury market, and for its cash component, the Fund is compared to the Barclays Capital 1-3 Month U.S. Treasury Bill Index, the 1-3 month component of the Treasury Bill index consisting of Treasury Bills from 1 month to less than 12 months. The Fund has been in existence since January 4, 1999; operated as a “master-feeder” structure until November 1, 2002 and prior to March 2, 2006, the Fund was organized as the NestEgg 2040 Fund.

26

Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787.

Best Quarter	15.43%	Q2 2003
Worst Quarter	(18.07)%	Q4 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2011
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	-4.48%	-0.87%	2.79%
Return After Taxes on Distributions	-4.63%	-1.38%	2.23%
Return After Taxes on Distributions and sale of shares	-2.72%	-0.84%	2.32%
Class A Shares (Return Before Taxes)	-9.43%	-2.31%	1.78%
Class C Shares (Return Before Taxes)	-6.31%	-1.91%	1.84%
S&P Global BMI (Broad Market Index) (reflects no deduction for fees, expenses or taxes)	-7.72%	-1.16%	5.48%
Barclays Capital U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	9.81%	6.81%	5.71%
Barclays Capital 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	1.36%	1.85%

27

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Class A and Class C Shares reflect deduction of sales charges. After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”).

Manager Name	Primary Title	Adviser	Managed the Fund Since
T. Kirkham “Kirk” Barneby	Chief Strategist & Portfolio Manager (Fixed Income)	AIFS	2008
Glenn Dorsey	Portfolio Manager (Fixed Income)	AIFS	2008
Jeffrey Miller	Portfolio Manager (Value Equity)	AIFS	2010

Sub-Advisers.  AIFS has entered into sub-advisory agreements with both Boyd Watterson Asset Management, LLC (“BWAM”), located at 1801E. 9th St., Suite 1400, Cleveland, OH 44114 and American Yellowstone Advisors, LLC (“AYA”), located at 230 Park Avenue, Suite 534, New York, NY 10169.

Manager Name	Primary Title	Adviser	Managed the Fund Since
Dixon Morgan	Portfolio Manager (International Equity)	BWAM	2010
Robert Natale	Portfolio Manager (Growth Equity)	AYA	2010

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$2,000	$2,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

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Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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NestEgg 2050 Fund

FUND SUMMARY – NESTEGG 2050 FUND

Investment Objectives/Goals.

The objective of the NestEgg 2050 Fund is to obtain the highest total return over time consistent with an emphasis on capital growth and income.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 43 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	1.30%	1.30%
Acquired Fund Fees and Expenses	0.19%	0.19%
Total Annual Fund Operating Expenses	2.09%	2.59%
Fee Waivers and Expense Reimbursements(1)	-1.11%	-1.11%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.98%	1.48%

(1)     AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2013 in order to keep the Total Annual Fund Operating Expenses at 0.79% and 1.29% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap. The expense limitation may be terminated only by approval of the Board of Trustees.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$100	$548	$1,021	$2,333
Class A Shares	$618	$1,142	$1,690	$3,182

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the NestEgg 2050 Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The Fund will pursue its objective by investing in a diversified portfolio of stocks (including related ETFs), bonds, and cash. The Fund’s allocation is amongst three major asset classes, stocks, bonds, and cash, which will change over time in relation to its target retirement date. The strategy of the Fund is to gradually reduce the potential market risk exposure over time by re-allocating the Fund’s assets amongst the major asset classes. The Fund’s allocation becomes more conservative as the Fund’s target year approaches and after it arrives. A fund with a shorter time horizon allocates more of its assets to fixed income and cash, while a fund with a longer time horizon allocates more of its assets to equity securities. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the Indexes the Fund seeks to replicate. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through Master Portfolios.

This Fund may interest investors who have a long-term horizon, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2050.

Over a market cycle, approximately 40% of the equity portion of the Fund and typically less than 5% of the fixed income portion of the Fund will be held in securities outside the United States.

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg 2050 Fund are expected to be rebalanced monthly.

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Fund Asset Allocation – as of December 31, 2011

Main types of securities the Fund may hold:

➢ Exchange-traded funds (“ETFs”); to the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF

➢ Common stocks of companies traded on major stock exchanges with varying market cap sizes (large, mid and small) and which represent both value and growth styles

➢ Fixed income securities, both domestic and foreign with maturities ranging from one to 30 years and of at least investment grade quality (a rating of BBB+/Baa as rated by Standard & Poor’s Corporation or Moody’s Investor Services, Inc.)  at the time of purchase

➢ Short term money market securities

➢ Derivatives – options and futures

➢ Both debt and equity instruments of foreign issuers

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. The principal value of an investor’s investment in the Fund is not guaranteed at any time, including in the target year designated in the Fund’s name as well as the years following the designated target date. A summary of the principal risks of investing in the Fund can be found below.

ETF and Investment Company Risk. The Fund may invest in ETFs, closed-end funds and other investment companies (“Underlying Funds”).  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

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Stock Market Risk.  Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk.  Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk.  Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Interest Rate Risk.  When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Credit Risk.  The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk.  Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

Foreign Investment Risk.  A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues.

Management Risk. The Fund’s performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

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Past Performance.  The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year and since inception period compare with those of the Fund’s benchmark, the S&P Global BMI (Broad Market Index). In addition, for its fixed income component, the Fund is compared to the Barclays Capital U.S. Treasury Index, an unmanaged index reflecting the performance of all public obligations that does not focus on one particular segment of the Treasury market, and for its cash component, the Fund is compared to the Barclays Capital 1-3 Month U.S. Treasury Bill Index, the 1-3 month component of the Treasury Bill index consisting of Treasury Bills from 1 month to less than 12 months. The Fund has been in existence since May 7, 2010.

Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787.

Best Quarter	12.29%	Q3 2010
Worst Quarter	(13.30)%	Q3 2011

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2011
	1 Year	Since Inception*
Institutional Class Shares
Return Before Taxes	-2.25%	7.09%
Return After Taxes on Distributions	-2.81%	6.63%
Return After Taxes on Distributions and sale of shares	-0.73%	6.03%
Class A Shares (Return Before Taxes)	-7.39%	-0.43%
S&P Global BMI (Broad Market Index) (reflects no deduction for fees, expenses or taxes)	-7.72%	6.52%
Barclays Capital U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	9.81%	7.42%
Barclays Capital 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	0.10%

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*Since inception returns for the Institutional Class Shares are from May 7, 2010, commencement of operations, through October 31, 2011. Since inception returns for Class A Shares are from September 28, 2010, commencement of operations, through October 31, 2011. Benchmark since inception returns are based on the inception date of the Institutional Class Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Class A Shares reflect deduction of sales charges. After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”).

Manager Name	Primary Title	Adviser	Managed the Fund Since
T. Kirkham “Kirk” Barneby	Chief Strategist & Portfolio Manager (Fixed Income)	AIFS	2008
Glenn Dorsey	Portfolio Manager (Fixed Income)	AIFS	2008

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$2,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

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Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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MORE ABOUT THE FUNDS

Additional Information About the Funds’ Investment Strategies.

The investment objective, principal strategy and primary risks of each Fund are discussed individually above. Additional information on principal strategies can be found below and details on the various types of investments can be found in the Statement of Additional Information (“SAI”).  Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of each Fund’s outstanding shares.

Over a market cycle, approximately 40% of the equity portion of the Funds and typically less than 5% of the fixed income portion of the Funds will be held in securities outside the United States.  The NestEgg Target Date Funds’ systematic reduction of equity risk over time reflects higher levels of potential risk in the Funds’ early years and lower levels of potential risk in the years immediately prior to the targeted years. The Funds will utilize a risk controlled tactical asset allocation model to vary the relative weights of the major asset classes in an attempt to minimize risk and generate additional returns.  At 40 years prior to the target year, the Funds’ targeted risk level is benchmarked at 90% of the risk of the global equity market as measured by the S&P Global BMI (Broad Market Index), for the first five years. The major asset classes’ benchmarks; S&P Global BMI, Barclays Capital U.S. Treasury Index and 3 Month U.S. Treasury Bills are rebalanced systematically within the Funds to reduce potential risk as the Funds approach the targeted dates. At 35 years prior to the target year, the Fund’s benchmark begins to reflect reductions in potential risk. A new targeted risk level is calculated each quarter as a function of the current risk of the global equity component and the number of months remaining to the Fund’s target year. The quarterly risk reductions in the benchmark continue until the benchmark reflects 20% of the equity risk, on January 1, one year after the target date is reached. Once a Fund reaches that date, it intends to reflect 20% of the equity risk.

Each of the NestEgg Target Date Funds is offered to investors who are saving for a particular goal in life – such as retirement – or need to withdraw a substantial portion of their investment in, or close to, the year named in the Fund’s title.

☐  Glide Path

■  The glide path is the strategic asset allocation of the fund. The asset allocation of the portfolios is based on a tactical band around the strategic glide path. The NestEgg Funds will use a quantitative asset allocation model to tactically allocate the major asset classes relative to the strategic asset allocation. The tactical asset allocation decisions will be +/- 10% (multiplicative) of the equity risk component of the strategic allocation until the target date approaches.

■  The primary “low volatility” investment is cash and U.S. Treasury Bills.

☐  Underlying Investments

■  The primary investments that the Funds utilize are global equities (including related ETFs), U.S. Treasury Bonds and cash. The methodology will utilize the float adjusted cap weighted S&P Global BMI (Broad Market Index) with a fixed U.S. component of 60% as the equity benchmark and the Barclays Capital U.S. Treasury Index as the benchmark for fixed income. The methodology may add an “Alternative” bucket that could invest in assets not covered in the benchmarks above, but included in the prospectus. These investments may include: long/short strategies, commodities, currencies, etc.

■  The underlying assets will be managed in an active style of management with tight risk controls and oversight.

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Glide Path as of December 31, 2011

The Funds will pursue their objectives by investing primarily in the securities of the companies included in the benchmarks and derivative instruments, such as futures contracts and options, relating to the benchmarks.  Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.  The Funds’ portfolio managers use quantitative analysis techniques to keep the Funds as fully invested as possible in all market environments.

More About Investments

The Funds’ securities are weighted in an attempt to outperform the Funds’ benchmarks.  The broad based investment characteristics of the Funds will be similar to those of the S&P Global BMI (Broad Market Index) as the equity benchmark, the Barclays Capital U.S. Treasury Index as the benchmark for fixed income over a market cycle and the Barclays Capital 1-3 Month U.S. Treasury Bill Index as the benchmark for the cash component.  The Funds may exclude or remove any stock from the Funds if the Funds’ Managers believe that the stock is unattractive based upon its characteristics or has become illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. The Funds may hold assets in short-term debt securities or money market instruments for liquidity purposes.

Market capitalization:  The total market value of all shares owned by investors. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole. Terms such as “small cap” and “large cap” refer to stocks with small and large total market values, respectively. “Float adjusted” market capitalization measures only those shares that are readily available for trading.

Growth stocks:  Stocks that appear to have above-average potential for growth in revenue, earnings and stock price over time.

Value stocks:  Stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.

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Related Risks.

The main risks associated with investing in the Funds are summarized in the “Principal Investment Strategies, Risks and Performance” section at the front of this prospectus under “Fund Summary” for each Fund. Below is additional information regarding risks of investing in the Funds:

Growth Style Investment Risk. A growth style strategy attempts to identify companies which experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Value Style Investment Risk. The value style strategy looks for stocks that are comparatively low-priced, but where the price doesn't accurately reflect the company's potential and current assets. A value strategy bets that the company's stock will rise again to reflect its true value. The risk is that such securities may not increase in value as anticipated and in certain markets may underperform growth stocks.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

Repurchase Agreement Risk.  Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment in a Fund to decline.

Foreign Securities Risks. Investments in foreign securities involve certain inherent risks, including the following:

Foreign Investment.  A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues.

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the U.S.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

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Currency Fluctuations. The Funds may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the securities’ assets denominated in that currency.  Such changes will also affect the securities’ income.  The value of the securities’ assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Fund Management

The Investment Adviser

The investment adviser for these funds is American Independence Financial Services, LLC (“AIFS”).

AIFS is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 230 Park Avenue, Suite 534, New York, NY 10169 and has approximately $1.4 billion in assets under management as of January 31, 2012.

Under the supervision of the Board of Trustees, AIFS is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, AIFS receives a management fee from each Fund. The management fee for each Fund is 0.60% of average daily net assets.

A discussion regarding the basis for the Board's approval of the investment advisory agreements appears in the annual report to shareholders for the fiscal period ended October 31, 2011.  Under a separate administration agreement, the Funds also pay the Adviser a fee of 0.125% for providing administrative services.

Currently, the NestEgg 2050 Fund, due to its asset size, is managed only by AIFS. Until AIFS deems the asset size appropriate for allocating the various asset allocations to each of the portfolios managers noted below, including those under the sub-adviser, Messrs. Barneby and Dorsey are responsible for the day to day management of all asset allocations for the NestEgg 2050 Fund’s portfolio.

Portfolio Managers

The Funds’ portfolio managers are responsible for the day-to-day management of the Funds.  The Funds are co-managed by, Mr. T. Kirkham Barneby, Mr. Glenn Dorsey and Mr. Jeffrey Miller. Mr. Barneby and Mr. Dorsey manage the fixed income allocation of each Fund’s portfolio and they also oversee the sub-advisers. Mr. Miller is responsible for the day-to-day management of the Funds with respect to the value equity allocation of each Fund’s portfolio. The biographical information for each portfolio manager is set forth below.

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Mr. T. Kirkham “Kirk” Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income.  At AIFS he utilizes a proprietary discipline, grounded in the economic theory of interest rate behavior, to manage interest rate exposure or risk.  Prior to AIFS, Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches.  Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets.

Mr. Glenn Dorsey, Portfolio Manager, joined AIFS in January 2009. Before joining AIFS, Mr. Dorsey was the founder of Reveille Asset Management where he worked as a Portfolio Manager from July 2006 until January 2009. Prior to starting Reveille, Mr. Dorsey was a portfolio manager with Jamison Prince Asset Management from December 2004 to July 2006. Mr. Dorsey has been in the financial services industry for 24 years and is a Chartered Financial Analyst.

Jeffrey A. Miller, Chief Strategist & Portfolio Manager, Value Equities joined AIFS in 2006. Mr. Miller is responsible for the management of the value equity portion of the NestEgg Funds, and the equity analysts. Mr. Miller is also the Portfolio Manager for the American Independence Stock Fund and American Independence Fusion Fund. Prior to joining AIFS, he co-founded Miller & Jacobs Capital, LLC in February 2003, and had been managing an affiliated Delaware company (also called Miller & Jacobs Capital, LLC) since 1997. He earned his Masters of Business Administration with Distinction from Cornell University. He also earned a Bachelor of Arts degree in History with Distinction from Cornell University.  Prior to co-founding Miller & Jacobs Capital in 2003, and its affiliated entity in 1997, Mr. Miller was Vice President of Equity Research at Keefe, Bruyette & Woods, Inc. where he worked from 1994 to 1997.

Sub-Advisers.  AIFS has engaged Boyd Watterson Asset Management, LLC (“BWAM”) and American Yellowstone Partners, LLC (“AYA”) to sub-advise certain allocations of the Funds’ portfolios (except with respect to the NestEgg 2050 Fund, until the Adviser deems the asset size appropriate). BWAM is responsible for the day-to-day management of the Funds with respect to the international equity allocation of each Fund’s portfolio. AYA is responsible for the day-to-day management of the domestic equity growth allocation of each Fund’s portfolio.

Boyd Watterson Asset Management, LLC is located at 1801E. 9th St., Suite 1400, Cleveland, Ohio 44114. BWAM managed more than $4.8 billion in assets as of December 31, 2011. BWAM is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, WI 53202.

The BWAM International Equity investment team is lead by Mr. Dixon Morgan. The biographical information for Mr. Morgan is set forth below.

Portfolio Manager.

Dixon Morgan, Jr.,  Senior Vice President is responsible for international investments. He chairs the International Strategies Committee.  Prior to joining Boyd Watterson in March, 2007, Mr. Morgan was a Senior Director and Portfolio Manager for OFI Institutional since April 2000. Overall, he has more than 26 years of experience in investment management. He is also a member of the Association of Investment Management and Research (CFA Institute) and the Cleveland Society of Security Analysts. Mr. Morgan is a graduate of Claremont McKenna College in Claremont, CA with a BA in English Literature.

American Yellowstone Advisors, LLC is located at 230 Park Avenue, Suite 534, New York, NY 10169. AYA is a jointly owned affiliated registered investment advisor of AIFS and Yellowstone Partners, LLC (“Yellowstone”). Yellowstone is a registered investment advisory firm headquartered in Idaho Falls, Idaho. Yellowstone’s predecessor, The Fred L. Dowd Company, was founded in 1972. Yellowstone has offices in St. George and Salt Lake City, UT, Casper, WY, New York, NY, and Tacoma, WA. As of December 31, 2011, Yellowstone managed over one thousand accounts totaling approximately $561 million in.

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Portfolio Manager

Mr. Robert Natale, Senior Portfolio Manager, joined Yellowstone Partners on April 2010. Prior to working for Yellowstone, Mr. Natale worked for Eagle Asset Management from September 2008 to March 2010.  While there he was the Managing Director and Portfolio Manager for Eagle’s Large Cap Growth portfolio.  Previous to working for Eagle, Mr. Natale worked for Bear Stearns Asset Management. As a Portfolio Manager for Bear Stearns, Mr. Natale managed the S&P STARS Fund, which he helped launch in 1995 while working for Standard & Poor’s. He managed approximately $1.35 billion in Large Cap Growth Portfolios. Mr. Natale was with Bear Stearns from 1998 until April, 2008.  Mr. Natale has a Bachelor of Arts degree from Fordham University as well as both a Masters of Arts and Masters of Business Administration from New York University. Mr. Natale is also a Chartered Financial Analyst.

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INVESTING WITH THE FUNDS

In this section, you will find information on how to invest in the NestEgg Funds, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder. You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Class of Shares

The NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2050 Fund offer two classes of shares – Institutional Shares and Class A Shares. The NestEgg 2040 Fund offers three classes of shares – Institutional Shares, Class A Shares and Class C Shares. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

With respect to the NestEgg 2040 Fund, you may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Please see “Class A Shares Sales Charge Reductions” section below for more information. You may wish to discuss this choice with your financial consultant.

Institutional Class Shares.  Institutional Class Shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors":

(1)   trusts, or investment management and other fiduciary accounts managed or administered by AIFS or its affiliates or correspondents pursuant to a written agreement,

(2)   any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by AIFS or its affiliates or correspondents, pursuant to a written agreement, and

(3)   other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus.

The minimum initial investment amount for the Institutional Class Shares is $3,000,000. The Funds may waive the minimum purchase requirement or may reject a purchase order if it considers it in the best interest of a Fund and its shareholders. See “Our Customer Identification Program” and “Limits on Exchanges, Purchases and Redemptions” under the section below entitled “Other Shareholder Servicing Information.”

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Class A Shares.  Class A Shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more a CDSC of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A Shares is $2,000. Subsequent investments are $250.

Class A Share Sales Charge Schedule.  If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP  is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the Broker-Dealer the full front-end sales charge.

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession

Less than $50,000	4.75%	4.99%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.36%	3.00%
$250,000 to $499,999	2.50%	2.30%	2.25%
$500,000 to $999,999	1.75%	1.27%	1.50%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

(1)  We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class C Shares.  Class C Shares of the NestEgg 2040 Fund are offered with no front-end sales charge, have a 1.00% CDSC on redemptions made within one year of purchase, and have higher ongoing expenses than Class A shares. Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

> You pay no front-end or back-end sales charges on Fund shares you buy with reinvested  distributions.

> You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

> By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

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> Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares, if available, of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

> You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

> a family unit, including children under the age of twenty-one or single trust estate;

> a trustee or fiduciary purchasing for a single fiduciary relationship; or

> the members of a “qualified group,” which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $200,000 in a Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.75% on the first $50,000, then 4.00% on the next $50,000, and 3.50% on the next $100,000!

Class C Shares Sales Charges (NestEgg 2040 Fund only). If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A shares after six years.

CDSC Waivers.  The CDSC does not apply to: (1) redemption of shares when the Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•         Current and retired employees, directors/trustees and officers of:

    American Independence Financial Services, LLC and its affiliates;
    The Sub-Advisers and other services providers to the Funds; and
    Family members of any of the above.

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•         Current employees of:

    The National Basketball Players Association;*
    Broker-dealers who act as selling agents; and
    Immediate family members (spouse, sibling, parent or child) of any of the above.

* The National Basketball Players Association negotiates on behalf of all members with certain financial service providers. The Adviser is included as part of the National Basketball Players Association’s financial education program.

Contact your selling agent for further information.  We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Opening an Account

You may purchase shares of the Fund through Matrix Capital Group, Inc. (the “Distributor”) or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

A separate application is required for Individual Retirement Account investments.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

Purchasing Shares. If you are investing directly with American Independence Funds, send a completed application and a check payable to American Independence Funds to the address below. You may obtain an application from the Fund’s website at www.aifunds.com or by calling 1-888-266-8787. If you are investing through a financial advisor, your advisor will be able to give you instructions.

Regular Mail	Express, Registered or Certified
American Independence Funds Trust	American Independence Funds Trust
P.O. Box 8045	c/o Boston Financial Data Services
Boston, MA 02266-8045	30 Dan Road
Canton, MA 02021

Minimum Investment.  The minimum initial investment is $3,000,000 for the Institutional Class shares and $2,000 for the Class A shares and Class C shares.  Subsequent minimum investments are $5,000 for Institutional Class shares and $250 for Class A and Class C shares.  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.  For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

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Paying for shares you buy.   Fund shares can only be paid for with U.S. dollars and checks must be drawn on U.S. banks. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us).  A fee will be charged for any checks that do not clear.

If you choose to pay by wire or ACH, you must call the Funds’ transfer agent, at 1-888-266-8787 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

Automatic Investment Plan.  Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

An Automatic Investment Plan provides you with a dollar cost averaging technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Exchanging Shares

Exchange privilege. As an American Independence Funds’ investor, you can exchange all of your shares of one American Independence Fund for the same class of shares in any other American Independence Fund.  Call 1-888-266-8787 to request an exchange.  Be sure to obtain and read a current prospectus for the fund to which you are exchanging.

Redeeming From Your Account

You may redeem your shares on any business day.  Redemption orders received in proper form by the Funds’ transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

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The Fund may require that the signatures be guaranteed for certain transactions. Please refer to the section below “Orders that Require a Signature Guarantee”.  Please call the Fund’s transfer agent at 1-888-266-8787 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of any of the Funds may be redeemed by fax, mail or telephone. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

By Fax.  Send a letter signed by all account owners that includes your account number, the fund and share class from which you are redeeming along with the dollar value or number of shares to be sold and fax to 1-877-513-1129.

By Mail.  Send a letter signed by all account owners that includes your account number, the fund and share class from which you are redeeming along with the dollar value or number of shares to be sold to the appropriate address noted below.

Regular Mail	Express, Registered or Certified
American Independence Funds Trust	American Independence Funds Trust
P.O. Box 8045	c/o Boston Financial Data Services
Boston, MA 02266-8045	30 Dan Road
Canton, MA 02021

Orders that Require a Signature Guarantee.  There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

•         when you want to sell more than $100,000 worth of shares

•         when you want to send the proceeds to a third party

•         when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Systematic Withdrawal Plan. Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bimonthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day). You can select this option when first establishing your account. If you did not select this option when opening your account, please contact the Fund’s transfer agent at 1-888-266-8787.

Selling Shares in a Trust, Business, or Organization Account.  Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

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Timing of Payment for Shares You Sell.  Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days. There are two main circumstances under which payment to you could be delayed more than seven days:

•         when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

•         when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

Other Shareholder Servicing Information

There are a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

Our Customer Identification Program.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account.

To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

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Policies About Transactions.

Business hours. The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed.  You can place an order to buy or sell shares at any time at the Fund’s net asset value per share (“NAV”), plus any applicable sales charge or redemption fee, next determined after receipt of the order in proper form. A Fund’s NAV is determined at close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time). Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transaction policies.  Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $10,000 or more and may only accept wires of $10,000 or more.

Other Rights We Reserve.  You should be aware that we may do any of the following:

•         reject your account application if you fail to give us a correct Social Security or other tax ID number

•         withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

•         close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account

•         pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

•         change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

•         suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares

•         withdraw or suspend the offering of shares at any time

•         reject any order we believe may be fraudulent or unauthorized

•         reject or limit purchases of shares for any reason

•         reject a telephone redemption if we believe it is advisable to do so

Share certificates.  We do not issue share certificates.

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Our “One Copy Per Household” Policy.  We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor call 1-888-266-8787.

Limits on Exchanges, Purchases, and Redemptions.  Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Trust's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short- term trading that may disadvantage long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading To the extent that the Funds or agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of a Fund should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, a Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders.

The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Funds. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by a Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

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The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

Tax-Advantaged Investment Plans.  A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdale Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

If You Cannot Reach Us By Phone.  Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on pages 44 through 46 of this Prospectus.

Calculating Share Price

How the Funds calculate share prices. The price at which you buy and sell shares of the Fund is the net asset value per share (NAV) for the share class and fund involved. We calculate a NAV for each fund and share class every day the Funds are open for business. With each fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

How the Funds value their holdings We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

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For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Distribution and Service (12b-1) Fee Plan

Each of the American Independence Funds has adopted a plan that allows its Class A Shares and Class C Shares, with respect to the NestEgg 2040 only, to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares. Each fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets. These fees consist of up to 0.25% for distribution services and expenses and up to 0.25% for shareholder services, as defined by FINRA. The NestEgg 2040 Fund can pay distribution and service fees at an annual rate of up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses and up to 0.75% for shareholder services, as defined by FINRA. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above. In addition, AIFS, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (“Distribution Related Payments”). This compensation from AIFS is not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because it is not paid by the Funds. AIFS compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.25% of that financial intermediary’s total sales of the Funds, and 0.25% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds’ sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS' goals include making the investment representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and “due diligence” or training meetings and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.

53

Payments may also be made by the Funds or AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (“Service Related Payments). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by AIFS and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments.  In the case of any one financial intermediary, Distribution Related payments generally will not exceed the sum of 0.25% of that financial intermediary’s total sales of the Funds, and 0.25% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the NestEgg Fund are paid monthly. Dividends on the NestEgg 2020, NestEgg 2030, NestEgg 2040 and NestEgg 2050 Funds are paid annually. Capital gains for all Funds are distributed at least annually. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long- term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares. Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Directed reinvestments. Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
NestEgg Fund

Institutional Class Shares
For the Year Ended
10/31/2011	$ 10.02	$ 0.09	$ 0.20	$ 0.29	$ (0.09)	$ (0.30)	$ (0.39)	$ 9.92
10/31/2010	$ 9.24	$ 0.12	$ 0.79	$ 0.91	$ (0.13)	$ -	$ (0.13)	$ 10.02
10/31/2009	$ 8.56	$ 0.13	$ 0.75	$ 0.88	$ (0.20)	$ -	$ (0.20)	$ 9.24
10/31/2008	$ 10.44	$ 0.38	$ (1.71)	$ (1.33)	$ (0.32)	$ (0.23)	$ (0.55)	$ 8.56
10/31/2007	$ 10.39	$ 0.34	$ 0.39	$ 0.73	$ (0.33)	$ (0.35)	$ (0.68)	$ 10.44

Class A Shares
For the Year Ended
10/31/2011	$ 9.97	$ 0.04	$ 0.20	$ 0.24	$ (0.04)	$ (0.30)	$ (0.34)	$ 9.87
10/31/2010	$ 9.20	$ 0.07	$ 0.78	$ 0.85	$ (0.08)	$ -	$ (0.08)	$ 9.97
10/31/2009	$ 8.50	$ 0.09	$ 0.73	$ 0.82	$ (0.12)	$ -	$ (0.12)	$ 9.20
10/31/2008	$ 10.38	$ 0.33	$ (1.71)	$ (1.38)	$ (0.27)	$ (0.23)	$ (0.50)	$ 8.50
10/31/2007	$ 10.34	$ 0.29	$ 0.38	$ 0.67	$ (0.28)	$ (0.35)	$ (0.63)	$ 10.38

NestEgg 2020 Fund

Institutional Class Shares
For the Year Ended
10/31/2011	$ 9.72	$ 0.09	$ 0.20	$ 0.29	$ (0.10)	$ -	$ (0.10)	$ 9.91
10/31/2010	$ 8.86	$ 0.12	$ 0.87	$ 0.99	$ (0.13)	$ -	$ (0.13)	$ 9.72
10/31/2009	$ 8.29	$ 0.13	$ 0.74	$ 0.87	$ (0.30)	$ -	$ (0.30)	$ 8.86
10/31/2008	$ 11.75	$ 0.32	$ (3.05)	$ (2.73)	$ (0.26)	$ (0.47)	$ (0.73)	$ 8.29
10/31/2007	$ 11.25	$ 0.25	$ 0.91	$ 1.16	$ (0.25)	$ (0.41)	$ (0.66)	$ 11.75

Class A Shares
For the Year Ended
10/31/2011	$9.67	$ 0.03	$ 0.21	$ 0.24	$ (0.06)	$ -	$ (0.06)	$ 9.85
10/31/2010	$8.82	$ 0.06	$ 0.88	$ 0.94	$ (0.09)	$ -	$ (0.09)	$ 9.67
10/31/2009	$8.22	$ 0.08	$ 0.75	$ 0.83	$ (0.23)	$ -	$ (0.23)	$ 8.82
10/31/2008	$11.65	$ 0.33	$ (3.09)	$ (2.76)	$ (0.20)	$ (0.47)	$ (0.67)	$ 8.22
10/31/2007	$11.16	$ 0.18	$ 0.91	$ 1.09	$ (0.19)	$ (0.41)	$ (0.60)	$ 11.65

(a) Does not include expenses of the investment companies in which the Funds invested.
(b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

55

The information below has been audited by Grant Thornton LLP, the Funds’ independent registered public accounting firm, whose report is included in the Funds’ annual report along with the Funds’ financial statements. The annual report is available upon request.

Ratios/Supplemental Data

Total Return (excludes sales charge)	Net Assets at end of period (000’s)	Ratio of net expenses to average net assets(a)	Ratio of gross expenses to average net assets (a)(b)	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

2.98%	$ 17,277	0.72%	1.39%	0.90%	179%
9.90%	$ 17,104	0.65%	1.55%	1.27%	189%
10.43%	$ 16,903	0.58%	2.37%	1.43%	210%
(13.33%)	$ 6,804	0.45%	2.66%	3.90%	88%
7.34%	$ 6,270	0.83%	2.73%	3.34%	66%

2.52%	$ 316	1.22%	1.89%	0.40%	179%
9.21%	$ 302	1.15%	2.05%	0.77%	189%
10.02%	$ 282	1.10%	2.91%	0.96%	210%
(13.84%)	$ 344	0.95%	3.10%	3.44%	88%
6.75%	$ 359	1.32%	3.24%	2.84%	66%

3.03%	$40,062	0.74%	1.05%	0.92%	159%
11.32%	$38,178	0.67%	1.17%	1.34%	188%
10.91%	$32,511	0.63%	1.68%	1.67%	190%
(24.63%)	$27,445	0.55%	1.23%	3.11%	52%
10.77%	$34,942	0.85%	1.24%	2.19%	66%

2.51%	$ 297	1.24%	1.55%	0.42%	159%
10.77%	$ 249	1.17%	1.67%	0.84%	188%
10.40%	$ 180	1.14%	2.16%	1.16%	190%
(24.98%)	$ 155	1.05%	1.71%	2.52%	52%
10.19%	$ 351	1.35%	1.74%	1.67%	66%

56

FINANCIAL HIGHLIGHTS (continued)

Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
NestEgg 2030 Fund

Institutional Class Shares
For the Year Ended
10/31/2011	$ 8.90	$ 0.08	$ 0.15	$ 0.23	$ (0.09)	$ -	$ (0.09)	$ 9.04
10/31/2010	$ 8.01	$ 0.11	$ 0.89	$ 1.00	$ (0.11)	$ -	$ (0.11)	$ 8.90
10/31/2009	$ 7.28	$ 0.12	$ 0.79	$ 0.91	$ (0.18)	$ -	$ (0.18)	$ 8.01
10/31/2008	$ 11.42	$ 0.19	$ (3.54)	$ (3.35)	$ (0.16)	$ (0.63)	$ (0.79)	$ 7.28
10/31/2007	$ 11.46	$ 0.16	$ 1.23	$ 1.39	$ (0.15)	$ (1.28)	$ (1.43)	$ 11.42

Class A Shares
For the Year Ended
10/31/2011	$ 8.80	$ 0.03	$ 0.15	$ 0.18	$ (0.05)	$ -	$ (0.05)	$ 8.93
10/31/2010	$ 7.92	$ 0.06	$ 0.89	$ 0.95	$ (0.07)	$ -	$ (0.07)	$ 8.80
10/31/2009	$ 7.19	$ 0.06	$ 0.81	$ 0.87	$ (0.14)	$ -	$ (0.14)	$ 7.92
10/31/2008	$ 11.30	$ 0.16	$ (3.54)	$ (3.38)	$ (0.10)	$ (0.63)	$ (0.73)	$ 7.19
10/31/2007	$ 11.35	$ 0.09	$ 1.24	$ 1.33	$ (0.10)	$ (1.28)	$ (1.38)	$ 11.30

NestEgg 2040 Fund

Institutional Class Shares
For the Year Ended
10/31/2011	$ 9.01	$ 0.09	$ 0.10	$ 0.19	$ (0.09)	$ -	$ (0.09)	$ 9.11
10/31/2010	$ 7.99	$ 0.11	$ 1.01	$ 1.12	$ (0.10)	$ -	$ (0.10)	$ 9.01
10/31/2009	$ 7.16	$ 0.11	$ 0.92	$ 1.03	$ (0.14)	$ (0.06)	$ (0.20)	$ 7.99
10/31/2008	$ 11.83	$ 0.16	$ (3.98)	$ (3.82)	$ (0.12)	$ (0.73)	$ (0.85)	$ 7.16
10/31/2007	$ 11.74	$ 0.12	$ 1.44	$ 1.56	$ (0.10)	$ (1.37)	$ (1.47)	$ 11.83

Class A Shares
For the Year Ended
10/31/2011	$ 8.87	$ 0.04	$ 0.10	$ 0.14	$ (0.05)	$ -	$ (0.05)	$ 8.96
10/31/2010	$ 7.87	$ 0.07	$ 0.99	$ 1.06	$ (0.06)	$ -	$ (0.06)	$ 8.87
10/31/2009	$ 7.04	$ 0.08	$ 0.90	$ 0.98	$ (0.09)	$ (0.06)	$ (0.15)	$ 7.87
10/31/2008	$ 11.63	$ 0.12	$ (3.91)	$ (3.79)	$ (0.07)	$ (0.73)	$ (0.80)	$ 7.04
10/31/2007	$ 11.57	$ 0.06	$ 1.42	$ 1.48	$ (0.05)	$ (1.37)	$ (1.42)	$ 11.63

(a) Does not include expenses of the investment companies in which the Funds invested.
(b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

57

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets at end of period (000’s)	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets (a)(b)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(c)*

2.58%	$32,436	0.77%	1.11%	0.93%	137%
12.58%	$30,023	0.69%	1.30%	1.35%	177%
12.94%	$23,512	0.66%	2.15%	1.74%	187%
(31.33%)	$18,005	0.70%	1.44%	2.14%	29%
13.33%	$22,684	0.90%	1.44%	1.39%	72%

2.06%	$ 701	1.27%	1.61%	0.43%	137%
12.12%	$ 618	1.19%	1.80%	0.84%	177%
12.41%	$ 467	1.15%	2.64%	1.26%	187%
(31.76%)	$ 330	1.20%	1.91%	1.64%	29%
12.83%	$ 524	1.38%	1.95%	0.88%	72%

2.14%	$36,715	0.79%	1.09%	0.98%	121%
14.09%	$35,524	0.74%	1.22%	1.28%	180%
14.99%	$28,166	0.74%	1.99%	1.67%	190%
(34.50%)	$18,907	0.75%	1.41%	1.70%	21%
14.69%	$23,388	0.90%	1.40%	1.01%	70%

1.62%	$ 703	1.29%	1.59%	0.49%	121%
13.51%	$ 631	1.24%	1.72%	0.78%	180%
14.39%	$ 622	1.24%	2.49%	1.20%	190%
(34.76%)	$ 482	1.25%	1.88%	1.21%	21%
14.11%	$ 783	1.40%	1.91%	0.49%	70%

58

FINANCIAL HIGHLIGHTS (continued)

Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
NestEgg 2040 Fund

Class C Shares
For the Year Ended
10/31/2011	$ 8.75	$ (0.00)^	$ 0.09	$ 0.09	$ -	$ -	$ -	$ 8.84
10/31/2010	$ 7.79	$ 0.14	$ 0.86	$ 1.00	$ (0.04)	$ -	$ (0.04)	$ 8.75
10/31/2009	$ 7.01	$ 0.05	$ 0.87	$ 0.92	$ (0.08)	$ (0.06)	$ (0.14)	$ 7.79
10/31/2008	$ 11.57	$ 0.06	$ (3.89)	$ (3.83)	$ -	$ (0.73)	$ (0.73)	$ 7.01
10/31/2007	$ 11.54	$ 0.00^	$ 1.42	$ 1.42	$ (0.02)	$ (1.37)	$ (1.39)	$ 11.57

NestEgg 2050 Fund

Institutional Class Shares
For the Year Ended
10/31/2011	$ 10.96	$ 0.13	$ 0.26	$ 0.39	$ (0.09)	$ (0.01)	$ (0.10)	$ 11.25
For the Period Ended
10/31/2010 (d)	$ 10.00	$ 0.03	$ 0.93	$ 0.96	$ -	$ -	$ -	$ 10.96

Class A Shares
For the Year Ended
10/31/2011	$ 10.95	$ 0.04	$ 0.29	$ 0.33	$ (0.08)	$ (0.01)	$ (0.09)	$ 11.19
For the Period Ended
10/31/2010 (e)	$ 10.66	$ (0.01)	$ 0.30	$ 0.29	$ -	$ -	$ -	$ 10.95

(a) Does not include expenses of the investment companies in which the Funds invested.
(b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e) Institutional Class Shares commenced operations on May 7, 2010.
(f) Class A Shares commenced operations on September 28, 2010.
* Not annualized for periods less than one year.
** Annualized for periods less than one year.
^ Less than $0.005 per share.
† Less than 0.005%.

59

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets at end of period (000’s)	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets (a)(b)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(c)*

1.03%	$ 9	1.79%	2.09%	(0.00%)†	121%
12.92%	$ 8	1.74%	2.24%	0.28%	180%
13.58%	$ 26	1.74%	2.99%	0.70%	190%
(35.11%)	$ 21	1.75%	2.11%	0.71%	21%
13.49%	$ 18	1.89%	2.42%	(0.09%)	70%

3.51%	$ 6,193	0.78%	1.90%	1.41%	37%

9.60%	$ 2,293	0.74%	8.27%	1.19%	15%

3.02%	$ 18	1.28%	2.40%	0.68%	37%

2.72%	$ 3	1.24%	2.91%	(1.17%)	15%

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SERVICE PROVIDERS

Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator:

American Independence Financial Services, LLC

230 Park Avenue, Suite 534
New York, NY 10169

Custodians:

 INTRUST Bank NA
105 North Main Street
Wichita, Kansas 67202

BNY Mellon Asset Servicing

One Boston Place, 11th Floor

AIM 024-0112

Boston, MA 02108

Transfer Agent:

Boston Financial Data Services
30 Dan Road
Canton, MA 02021

Distributor:

Matrix Capital Group, Inc.

420 Lexington Avenue

Suite 601

New York, NY  10170

Fund Accounting Agent and Sub-Administrator:

UMB Fund Services

803 W. Michigan Street
Milwaukee, WI 53233

61

NOTICE OF PRIVACY POLICY & PRACTICES

FACTS	WHAT DOES AMERICAN INDEPENDENCE DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪  Name, Address, Social Security number and income

▪  Account balances and transaction history

▪  Wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason American Independence chooses to share; and whether you can limit this sharing.

Reason we can share your personal information	Does American Independence share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We Don’t Share
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For our affiliates to market to you	No	We Don’t Share
For non-affiliates to market to you	No	We Don’t Share

Questions?	Call 1-866-410-2006 or go to www.aifunds.com for the American Independence Funds Trust and www.aifssam.com for all other accounts.

62

Who we are
Who is providing this notice?	American Independence Funds Trust; American Independence Financial Services, LLC; American Yellowstone Advisors, LLC; American Independence Capital Management, LLC; and AIFS Global, LLC.

What we do
How does American Independence protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does American Independence collect my personal information?

We collect your personal information, for example, when you:

▪  open an account or enter into an investment advisory contract

▪  request account history, including information about transactions and balances of your account(s)

▪  correspond with us or a third party service provider via written, telephonic or electronic means

We may also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

▪  sharing for affiliates’ everyday business purposes — information about your creditworthiness

▪  affiliates from using your information to market to you

▪  sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include financial companies such as American Independence Funds Trust, American Independence Financial Services, LLC, American Yellowstone Advisors, LLC and American Independence Capital Management, LLC.

Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪  Non-affiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ American Independence doesn’t jointly market

63

ADDITIONAL INFORMATION

You will find more information about the Funds in the following documents:

Annual and Semi-Annual Reports

The Funds’ annual and semi-annual reports, when available will contain additional information on each Fund’s investments. In the annual report you will find a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains detailed information about the Funds including their operations and investment policies. It is incorporated by reference and is legally considered to be a part of this prospectus.

Portfolio Holdings:  A complete description of the Funds’ policies and procedures with respect to the disclosure of the each Fund’s portfolio securities is available in the Funds’ SAIs.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-888-266-8787, visiting the Funds’ website at www.nesteggfunds.com or writing to:

NestEgg Target Date Funds

230 Park Avenue, Suite 534

New York, NY 10169

1-866-410-2006

www.nesteggfunds.com

If you buy your shares through a financial institution, you may contact your institution for more information.

>      You may review and obtain copies of the Funds’ documents by visiting the Public Reference Room at the Securities and Exchange Commission (the “Commission”) in Washington, DC. You may also obtain copies of the Funds’ documents after paying a duplicating fee by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090.

>      Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

The Funds’ Investment Company Act File No. is 811-21757.

NE 022912

AMERICAN INDEPENDENCE FUNDS TRUST

230 PARK AVENUE, SUITE 534

NEW YORK, NY 10169

GENERAL AND ACCOUNT INFORMATION: (866) 410-2006

AMERICAN INDEPENDENCE FINANCIAL SERVICES - INVESTMENT ADVISER

("AIFS" OR THE "ADVISER")

Matrix Capital Group, Inc.

(“MATRIX” OR THE “DISTRIBUTOR”)

AMERICAN INDEPENDENCE FUNDS

CLASS A, CLASS C SHARES AND INSTITUTIONAL CLASS SHARES

	Institutional Class	Class A	Class C
	(Ticker/CUSIP)	(Ticker/CUSIP)	(Ticker/CUSIP)
NestEgg Fund	NECSX	NECPX	n/a
	026762849	026762831	n/a
NestEgg 2020 Fund	NETWX	NETPX	n/a
	026762799	026762781	n/a
NestEgg 2030 Fund	NETHX	NEHPX	n/a
	026762773	026762765	n/a
NestEgg 2040 Fund	NEFYX	NEFPX	NEJVX
	026762757	026762740	026762633
NestEgg 2050 Fund	NEFTX	NEFAX	n/a
	026762468	026762484	n/a

STATEMENT OF ADDITIONAL INFORMATION

February 29, 2012

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the NestEgg Target Date Funds dated February 29, 2012 (the “Prospectus”), for Class A, Class C (with respect to NestEgg 2040 Fund only) and Institutional Class Shares of the funds listed above (each a "NestEgg Fund"). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of any NestEgg Fund should be made solely upon the information contained in this SAI.

Copies of the Prospectus may be obtained without charge by calling 1-866-410-2006 or by writing American Independence Funds Trust, 230 Park Avenue, Suite 534, New York, New York 10169. Capitalized terms that are used in this SAI but not defined have the same meanings as in the Prospectus.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. YOU COULD ALSO LOSE MONEY BY INVESTING IN ONE OF THE FUNDS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN.

TABLE OF CONTENTS

NestEgg Target Date Funds History	2
Investment Policies and Limitations	2
Investment Practices	3
Management of the NestEgg Target Date Funds	19
Trustees and Officers	19
Codes of Ethics	27
Proxy Voting Policy and Procedures	27
Investment Advisory and Other Services	28
Investment Adviser	28
Sub-Advisers	30
Administration Services	31
Custodian, Transfer Agent and Dividend Disbursing Agent	31
Expenses	31
Independent Registered Public Accounting Firm and Counsel	31
Portfolio Manager Information	31
Shares of Beneficial Interest	33
Brokerage Allocation and Portfolio Turnover	36
Distribution and Related Services Plans	37
Calculation of Net Asset Value (NAV)	41
Additional Information Concerning Taxes	43
Qualification as a Regulated Investment Company	43
Excise Tax on Regulated Investment Companies	45
Distributions of the Funds	45
Other Tax Information	47
Anti-Money Laundering Program	48
Voting Rights	48
Conversion into a Feeder Fund	49
Performance Information	49
Disclosure of Portfolio Holdings Information	50
Financial Statements	51
Miscellaneous	51
Appendix A - Futures and Options	52
Appendix B - Proxy Voting Policies and Procedures	61

NESTEGG TARGET DATE FUNDS

HISTORY

American Independence Funds Trust (the “Trust”) is a Delaware business trust that commenced operations on October 7, 2004 as an open-end, management investment company. The Trust was previously known as Arrivato Funds Trust. The Trust is comprised of 16 portfolios, the NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund, NestEgg 2040 Fund and NestEgg 2050 Fund (collectively the “Funds” and individually a “Fund”) are described in this SAI. The Funds are classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT POLICIES AND LIMITATIONS

Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are separate portfolios of American Independence Funds Trust, a Delaware statutory trust, organized under the laws of Delaware on October 7, 2004 as an open-end, management investment company. The Trust’s Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.  Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds’ investment objectives are fundamental policies, which mean that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SAI are not fundamental and may change solely by approval of the Board of Trustees.

The Following policies and limitations supplement those set forth in the prospectus. Except as stated otherwise, if a percentage limitation is satisfied at the time an investment is made, a subsequent increase in that percentage resulting from a change in the value of a Fund’s portfolio securities generally will not constitute a violation of the limitation. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. With respect to borrowings, if a Fund’s asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

The Funds will pursue their objectives by investing in a diversified portfolio of stocks, bonds, and cash. The Fund’s allocation between stocks, bonds, and cash will change over time in relation to its target retirement date.

The following are each Fund’s additional fundamental investment limitations set forth in their entirety. Each fund may not:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) obligations issued or guaranteed by the United States, any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; and (ii) repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry).

2. Borrow money or issue senior securities, except that the each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Funds will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held by the NestEgg Fund in escrow or separate accounts in connection with the Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

3. Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate; and the Funds may (a) invest in municipal obligations secured by real estate or interests therein; (b) purchase securities which are secured by real estate or interests therein; and (c) invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed securities which are issued or guaranteed by the United States, its agencies or its instrumentalities.

4. Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting.

5. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the each Fund may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts.

6. Purchase securities of companies for the purpose of exercising control.

7. Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a) this investment limitation shall not apply to transactions in options, futures contracts and related options, if any; and (b) the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that the each Fund may (a) to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities; and (b) enter into futures contracts and related options.

9.  Make loans, except that the each Fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements with respect to portfolio securities; and (c) lend portfolio securities against collateral consisting of cash or securities which is consistent with the Fund’s permitted investments and is equal at all times to at least 100% of the value of the securities loaned.

INVESTMENT PRACTICES AND RELATED RISKS

The following pages contain more detailed information about types of instruments in which the NestEgg Funds may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective, and a summary of related risks. The Adviser is not required to buy all of these instruments or use all of these techniques. The Adviser will buy those instruments and use those techniques it believes will help the Fund achieve its goal.

Derivative  Instruments. The Funds may purchase certain "derivative" instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

The Adviser and Sub-Advisers will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of each Fund’s investment objective. It is possible, however, that the Adviser and Sub-Adviser’s evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

Cash Management. The Funds can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Futures and Related Options on Futures Contracts. The Funds may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index.

The Funds also may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund’s portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to earmarking cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of the contract. Such liquid assets may consist of cash, cash equivalents, liquid securities or other acceptable assets.

The Funds may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments), except as may be otherwise permitted under applicable regulations.

More information regarding futures contracts and related options can be found in Appendix A.

Options Trading. The Funds may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. A listed call or put option gives the purchaser of this option the right to buy or sell, as the case may be, the underlying security at a stated price from a clearing corporation.

When a Fund writes a call option on a security, the option is "covered" if the Fund involved owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid portfolio securities in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the custodian cash or liquid securities in an amount not less than the exercise price of the option at all times during the option period.

The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike a party who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

The Fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser or Sub-Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Options purchased by a Fund will not exceed 5%, and options written by the Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation which performs the obligations of its members if they default.

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, the Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

Transactions in options on securities and indices also involve additional risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Limitations on Futures and Options Transactions. The Funds will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase futures contracts or call options if, as a result, the amount of margin deposits on existing futures positions and the current value of option premiums for call options purchased by the fund would exceed 5% of the fund’s total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Funds’ investments in futures contracts and options, and this and other policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Illiquid Securities. The Funds may purchase up to 15% of its net assets in illiquid securities. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid securities. In determining the liquidity of a fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Securities Lending. The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser and/or Sub-Adviser to be in good standing and when, in the Adviser’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

The Board of Trustees has approved Securities Lending Agreements with the Custodians.  Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds.  The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Other Investment Companies. The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other Investment Company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Fund may not invest in securities issued by other investment companies except to the extent permitted under the 1940 Act.

Exchange Traded Funds. The Funds may invest in Exchange Traded Funds ("ETFs"), which are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions. Many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations, subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Exchange-Traded Notes  Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.

A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Portfolios characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Repurchase Agreements. The Funds may buy portfolio securities subject to the seller’s agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will default on his obligation and fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the 1940 Act.

The repurchase price under repurchase agreements generally is equal to the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund’s custodian or registered in the name of the Fund involved on the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). The Fund will enter into repurchase agreements only with financial institutions the Adviser deems creditworthy, and during the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller.

Reverse Repurchase Agreements. The Funds may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, the Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or liquid portfolio securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. The Fund would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

When-Issued Purchases and Forward Commitments. The Funds may purchase securities on a "when-issued" basis and may enter into a "forward commitment" to purchase or sell securities. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its commitment to purchase securities on a when-issued or forward commitment basis will not exceed 25% of the value of its total assets. In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a capital gain or loss.

When the Fund engages in when-issued or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund’s net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in such Fund’s net asset value as long as the commitment remains in effect.

Government Obligations and Money Market Instruments. The Funds may invest in securities issued or guaranteed by the U.S. government, including but not limited to direct U.S. Treasury obligations, as well as in obligations issued or guaranteed by U.S. government agencies and instrumentalities. Examples of the types of U.S. government obligations that may be acquired by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export- Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, International Bank for Reconstruction and Development (the "World Bank"), and Resolution Trust Corporation. Obligations of certain agencies and instrumentalities, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer’s right to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the entity’s obligations; still others, such as those of FHLMC, are backed solely by the issuer’s credit and are not guaranteed by the U.S. Government. There is no assurance that the U.S. government would provide support to a U.S. government-sponsored entity was it not required to do so by law.

Certain U.S. government obligations held by the Funds may be variable or floating rate instruments. Others may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par value.

The Funds may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen month or less. Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase (the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches). Each such Fund may invest in obligations of foreign banks or foreign branches of U.S. banks when the Adviser determines that the instrument presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks involve different risks than investments in the obligations of U.S. banks, including less stringent reserve requirements and different accounting, auditing and recordkeeping standards. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund’s total assets at the time of purchase. The Funds also may make interest-bearing savings deposits in commercial and savings banks in amounts in excess of 5% of its net assets.

Taxable commercial paper purchased by the Funds will be rated at the time of purchase within the highest rating category assigned by a Rating Agency. Corporate bonds purchased by these Funds with remaining maturities of thirteen months or less will be rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. In addition, each such Fund may acquire un-rated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments. The Funds also may invest in short-term, high quality, U.S. dollar-denominated corporate debt obligations of foreign issuers where the Adviser deems the investments to present minimal credit risks.

Variable and Floating Rate Instruments. The Funds may purchase variable and floating rate instruments, including variable rate demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rates. Unless guaranteed by the U.S. government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the Funds must permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days’ notice. Because of the absence of a market in which to resell a variable or floating rate instrument, an Underlying Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

The Adviser or Sub-Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of variable and floating rate instruments and, if the obligation is subject to a demand feature, will monitor their financial ability to meet payment on demand. In determining average weighted portfolio maturity, a variable rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. A floating rate instrument will usually be deemed to have a maturity equal to the date on which the principal amount must be paid, or the date on which the redemption payment must be made, in the case of an instrument called for redemption. A floating rate instrument that is subject to a demand feature will usually be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will generally be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or earlier maturity.

Municipal Obligations. The Funds may invest from time to time in municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Municipal obligations may be advantageous for the Funds when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid to shareholders by the Funds that come from interest on municipal obligations generally will not be subject to federal income taxes. The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer’s full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security. If the issuer of a moral obligation security is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including market conditions generally and the municipal bond market in particular, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Private activity bonds (which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Trust and the Adviser rely on these opinions and do not intend to review the basis for them.

Municipal obligations purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on the Fund’s portfolio and the value of its shares. As described above under "Government Obligations and Money Market Instruments," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

Municipal obligations acquired by the Funds may include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Funds may invest in bonds and other types of longer-term tax-exempt instruments.

Private activity bonds have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

The payment of principal and interest on most municipal obligations purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member, as well as the Commonwealth of Puerto Rico, Guam and the Virgin Islands, is a separate "issuer," as that term is used in the Prospectus and SAI of these Funds. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference (see "Additional Information Concerning Taxes").

Asset-Backed Securities. The Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time, because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of a Fund’s principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, such instruments may be considered illiquid securities subject to each Fund’s limitation on illiquid investments.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Interest Rate Swaps. The Funds may enter into interest rate swap transactions for hedging purposes. Interest rate swaps involve an exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

The Funds will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. To the extent that a Fund’s potential exposure in a transaction involving an interest rate swap is covered by the segregation of cash or liquid portfolio securities, the Fund and the Adviser believe that the transaction does not constitute a senior security under the 1940 Act and, accordingly, will not treat the transaction as being subject to the Fund’s borrowing restrictions.

The Funds will not enter into interest rate swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated A or A-1 or better by Standard and Poor’s ("S&P") or A or P-1 or better by Moody’s Investors Service ("Moody’s") or, if unrated, is determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the market for other similar instruments which are traded in the interbank market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s transactions in interest rate swaps.

The use of interest rate swaps is a highly specialized activity which involves an investment technique and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Rights and Warrants. The Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life to expiration. The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security. The Fund does not intend to invest more than 5% of its net assets in rights and warrants during the current fiscal year.

Stand-By Commitments. The Funds may acquire "stand-by commitments" with respect to municipal obligations that it holds. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund’s option, specified municipal obligations at a specified price equal to their amortized cost value plus interest. Stand-by commitments may be exercisable by the Fund involved at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each stand-by commitment is acquired.

The Funds intend to enter into stand-by commitments only with banks, brokers or dealers that, in the opinion of the Adviser, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds’ reliance upon the credit of these banks, brokers and dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment.

The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

Convertible Securities. Convertible securities, which may be purchased by the Fund, entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Funds, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund’s portfolio as to issuers; and the ratings of the securities. Since Rating Agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.

Mortgage-Related Securities. The Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies and private issuers. Such securities may include collateralized mortgage obligations ("CMOs") and U.S. government stripped mortgage-backed securities ("SMBs").

CMOs are a type of bond issued by non-governmental entities which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

SMBs represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by a U.S. government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificates. The yield characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., mortgage loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. During periods of rising interest rates, the rate of prepayments tends to decrease, lengthening the average life of the pool of mortgage-related securities. In periods of falling interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund’s principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding mortgage-related securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these securities under certain market conditions. In addition, SMBs may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest only by FNMA and not the U.S. government. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed only by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured as described above, the market value of the security, which may fluctuate, is not secured. To the extent that the Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) or rising interest rates may result in some loss of the Fund’s principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

Downgraded and Lower Quality Debt Securities (“Junk Bonds”).  The ratings assigned by each Rating Agency are representations of their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

In the event that an investment grade debt security is downgraded by a Rating Agency, the Adviser will review the security and may retain the security at its discretion. The Fund may invest up to 10% of its net assets in debt securities rated below investment grade at the time of purchase. Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

The Funds may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

Certain Risk Considerations. The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of the bond allocation of a Fund’s portfolio will generally fluctuate inversely with the movements in interest rates and the value of the equity allocation of a Fund’s portfolio will generally fluctuate as a result of numerous factors, including but not limited to investors’ expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund’s investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer.

Derivative Risks.   The use of Derivative Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)  Successful use of most Derivative Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which may result in the strategy being unsuccessful.

(2)  Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)  As described below, the Funds might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (e.g., financial instruments other than purchased options (“Financial Instruments”)).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)   Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to premiums paid by a Fund on options transactions.

Cover.  Transactions using Derivative Instruments, other than purchased options, expose the Funds to an obligation to another party.  The Funds will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), or another approved custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover accounts could impede portfolio management or that Fund’s ability to meet redemption requests or other current obligations.

Risks of Options on Securities.   Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Indices.   If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks of Futures Contracts and Options Thereon.   The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.   The Funds may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position, whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Temporary and Cash Investments. Under normal market conditions, the Funds will stay fully invested according to their principal investment strategies as noted above.  The Funds, however, may temporarily depart from their principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objective during that period.

For longer periods of time, each Fund may hold a substantial cash position.  If the market advances during periods when a Fund is holding a large cash position, that Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

MANAGEMENT OF THE NESTEGG FUNDS

Trustees and Officers.

The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust’s business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review each Fund’s performance. The Officers of the Trust are responsible for the Funds’ operations. The Trust is composed of 17 portfolios.

The business and affairs of the Trust are managed under the general supervision of the Board in accordance with the laws of the State of Delaware and the Trust’s Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." Trustees who are not deemed to be "interested persons" of the Trust are referred to as “Independent Trustees.”

Each Trustee’s and officer’s address is c/o American Independence Funds Trust, 230 Park Avenue, Suite 534, New York, New York 10169. Each Trustee holds offices until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) h is removed by the Trust’s shareholders in accordance with the Trust’s Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified. Each Trustee oversees 5 portfolios of the Trust, which is the sole open-end investment company in the NestEgg Fund’s complex. The following table also discloses whether a Trustee serves as a director of any company that is required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

Position(s) Held with Company	Term of Office	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Terry Carter*(2) Age: 62	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of QuikTrip Corporation	17	None
Joseph Hankin*(1) Age: 71	Chairman of the Board and Trustee	Indefinite	President, Westchester Community College since 1971	17	None
Jeffrey Haas*(1) Age: 50	Trustee	Indefinite	Professor of Law, New York Law School 1996-Present	17	None
Thomas Kice*(2) Age: 62	Trustee	Indefinite	President of Kice Industries, Inc.	17	None
George Mileusnic*(2) Age: 57	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-Present).	17	None
Peter Ochs*(3) Age: 60	Trustee	Indefinite	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	17	None
Richard Wedemeyer*(1) Age: 75	Trustee Emeritus	Indefinite	Retired.	17	None

Interested Trustee:
John J. Pileggi(1)(2) Age: 52	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC since 2004.	17	None

Officers:

Name, Age and Position(s) Held*	Length of Time Served as Fund Officer	Principal Occupation During Past 5 Years
Eric Rubin Age: 45 President	9/2004-Present	President, American Independence Financial Services, LLC (February 2005 to Present). Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005.
Paul Brook Age: 58 Chief Compliance Officer	9/2010-Present	Partner, Compliance Solutions Associates (2010 to Present); Financial Consultant at LPL Financial (2007-2009); Financial Consultant at Legg Mason (2002-2007).
Theresa Donovan Age: 62 Secretary	7/2005-Present	Senior Director Compliance and Administration at American Independence Financial Services, LLC (May 2005 to Present).
John J. Pileggi Age: 52 Treasurer	10/2008-Present	Managing Partner of American Independence Financial Services, LLC since 2004.
Susan Silva Age: 44 Assistant Treasurer	09/2010-Present

Partner, BackOffice Alliance LLC since July 2009 and independent consultant (November 2008 to Present); Vice President of Vastardis Fund Services LLC (2006 – 2008); Treasurer of The FBR Funds (2002-2006).

*    Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o American Independence Financial Services, LLC, 230 Park Avenue, Suite 534,, New York, NY 10169.

(1)  Each Trustee has served from the inception of the Funds.

(2)  Messrs. Carter, Kice, Mileusnic,  Pileggi served as Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since November, 1996.

(3)  Mr. Ochs served as a Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

Additional Information About the Trustees. In addition to the information set forth above, the following specific experience, qualifications, attributes and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Richard Wedemeyer. Mr. Wedemeyer had been an Independent Trustee and Chairman of the Trust since July 2005. In June of 2011 Mr. Wedemeyer resigned as Chairman of the Trust and as a Trustee.  He then accepted the position of Trustee Emeritus.  He has over twenty years of prior service as an independent director on various mutual fund boards, including the Pacifica Funds and the ING Funds.  Prior to his retirement, Mr. Wedemeyer had over thirty years of experience in management positions involving a wide range of responsibilities.  Most recently he was Vice President – Finance for The Channel Corporation from 1995-2002.  Previously, he served as Vice President of Administration and Operations for Jim Henson Productions for fifteen years.  His early career was spent in overseas start-ups for the Rohm & Haas Company, primarily in Australia and Spain.  Mr. Wedemeyer received his B.S. in Chemical Engineering from the University of Rochester and M.B.A. from Harvard Business School.  He was selected as a Trustee based on his business experience and extensive service as an independent mutual fund director.

Terry Carter. Mr. Carter has been an Independent Trustee of the Trust since March 2006. Mr. Carter served as an Independent Trustee to the Predecessor Funds since their inception in November 1996. Mr. Carter also served as an Independent Trustee for the Bank IV Funds. Mr. Carter, presently retired, previously served 26 years as a Senior Vice President and Chief Financial Officer for an $8 billion privately-held food and gasoline retailer where he continues to serve as a member of the Board of Directors.  Mr. Carter also currently serves as a Trustee for the University of Oklahoma Foundation where he chairs the Audit Committee and is a member of the Investment Committee and Executive Committee.  Mr. Carter is a Trustee for the Oklahoma Methodist Conference Foundation where he is a member of the Investment Committee.  Mr. Carter is a business/finance graduate of the University of Oklahoma.  He was selected as a Trustee based on his business experience and extensive service as an independent mutual fund director.

Professor Jeffrey J. Haas. Professor Haas has been an Independent Trustee of the Trust since July 2005. He previously served as an Independent Trustee of the HSBC Funds from 1999 to 2002.  He has been a Director of Wegener Corporation, a media distribution company, since 2002.  Since May 2000 he has been a Professor of Law at The New York Law School.  From July 1996 to April 2000 he was an Associate Professor of Law at The New York Law School.  The courses that Professor Haas has taught include securities regulation, mergers and acquisition, mutual fund regulation, corporate finance and corporations.  From 1988 to 1993 he was a Corporate Attorney at Cravath, Swaine & Moore. He has authored and co-authored numerous books and publications in such areas as Investment Adviser Regulation, Securities Act Rules 144 and 145, fiduciary duties of Directors and Public Offerings.  He has been quoted in over 75 different publications worldwide, including the New York Times and Wall Street Journal and has appeared on CBS Evening News, CNBC Nightly Business Report, CNN and National Public Radio.  Professor Haas received his B.S. in Finance and Classical Civilizations from Florida State University in 1984 and his JD from the University of Pennsylvania in 1988. He was selected as a Trustee based on his business experience, knowledge of the securities law and previous service as an independent mutual fund director.

Dr. Joseph N. Hankin. Dr. Hankin has been an Independent Trustee of the Trust since July 2005. He was elected as  Chairman of the Board in June of 2011.  He has over twenty years of prior service as an independent director on various mutual fund boards, including Pacifica Funds, First Choice Funds, Stagecoach Funds and the ING Funds.  Dr. Hankin has served as President of Westchester Community College since 1971. Dr. Hankin taught at the collegiate level at the City University of New York from 1962 to 1965, and as an occasional lecturer, and then an Adjunct Associate and Full Professor at Teachers College, Columbia University from 1965 to the present. Dr. Hankin began in full-time administration commencing in 1965.  Following a one and one-half year period as Director and then Dean of Continuing Education and the Summer sessions at Harford Junior College in Bel Air, Maryland, the Board of Trustees requested that, at age 26, Dr. Hankin assume the position of President.  He served in that capacity for four and one-half years. Among the related professional activities in which Dr. Hankin has engaged are: speaker and panelist for numerous forums, member, chairman, or consultant for accreditation teams in Delaware, New York, New Jersey, Maryland, Pennsylvania, and Puerto Rico, and consultant to a number of educational institutions in Maryland, New Jersey, District of Columbia, Pennsylvania, Massachusetts, Connecticut, and New York. He has participated actively in several civic and professional organizations, including the Board of Directors of the American Association of Community and Junior Colleges (Vice Chairman), the Junior College Council of the Middle Atlantic States (Treasurer, Vice-President, and President), Eastern Educational Consortium (President), Young Presidents' Organization, and others.  He is certified as a Large Complex Case Program arbitrator by the American Arbitration Association. His six dozen publications have included consultant's reports, numerous college documents printed and circulated to the public, contributions to a bibliographical work on community colleges, monographs and chapters on collective bargaining, continuing education, and the importance of the first year in college, and articles in the Junior College Journal, other magazines, and several local newspapers on a variety of educational topics.

At the City College of New York, Dr. Hankin earned a Bachelor of Arts degree in Social Sciences, and at Columbia University's Graduate Faculties and Teachers College, where, respectively, he earned Master of Arts and Doctor of Education degrees in History and in the Administration of Higher Education. He also holds honorary doctorates, Honoris Causa, from Mercy College, the College of New Rochelle, Manhattan College, and Lehman College.  He was selected as a Trustee based on his business experience and extensive previous service as an independent mutual fund director.

Thomas Kice. Mr. Kice has been an Independent Trustee of the Trust since March 2006. Mr. Kice served as an Independent Trustee to the Predecessor Funds since their inception in November 1996. He is currently CEO of Kice Industries, Inc., an industrial engineering company.  Mr. Kice previously worked at Kice Industries from 1972 until present in all aspects of business including management, sales, and served as President and CEO from 1987 until 2009.  He is currently serving on the Kice Industries board of directors. Mr. Kice graduated from Wichita State University in 1972 with a B.S. in Business Administration.

He currently serves on the board of directors for McShares Inc., a research products company, in Salina, Kansas.   He was selected as a Trustee based on his business experience and previous service as an independent mutual fund director.

George Mileusnic. Mr. Mileusnic has been an Independent Trustee of the Trust since March 2006. Mr. Mileusnic served as an Independent Trustee to the Predecessor Funds since their inception in November 1996.  Mr. Mileusnic, currently retired, previously served as Chief Financial Officer for Caribou Coffee from 2001-2008.  From 1989 to 1996 he was Chief Financial Officer and from 1996 to 1998 he served as Executive Vice President of The Coleman Company.  From 1978 to 1989 he served as Financial Analyst, Director, Acquisitions, Controller, Grain Merchandising  Division and Senior Vice President for Pillsbury/Burger King (Burger King was a subsidiary of Pillsbury). Mr. Mileusnic graduated from Carleton College with a BA in Economics in 1976 and an M.B.A. in Accounting from the University of Chicago in 1978.  He is currently on the Board of Directors of Cool Clean, Inc. and Top Hat Inc. Mr. Mileusnic was selected as a Trustee based on his experience in finance and accounting, with over 30 years of senior financial management, and his service as a Board Member for numerous other companies.

Peter L. Ochs. Mr. Ochs has been an Independent Trustee of the Trust since March 2006. Mr. Ochs served as an Independent Trustee to the Predecessor Funds since September 2001. Mr. Ochs has served as President of Capital III, Inc. from June 1982 to present.  Mr. Ochs was previously employed by the United American Bank in Wichita, Kansas from June 1974 to June 1982.  Mr. Ochs received a BA in Business Administration/Finance from the University of Kansas in 1974.  Mr. Ochs is a Director of UTG, Inc. a public insurance company.  Mr. Ochs was selected as a Trustee because of his extensive experience in finance and accounting, with over 30 years of senior financial management.

John J. Pileggi (Interested Trustee). Mr. Pileggi has been an Interested Trustee of the Trust since July 2005.  Mr. Pileggi served as an Independent Trustee and Chairman to the Predecessor Funds since their inception in November 1996.  Mr. Pileggi is Managing Partner of AIFS.  Previously Mr. Pileggi was President and CEO of Mercantile Investment & Wealth Management and President of Mercantile Capital Advisors and Mercantile Securities until March 2004.  In 2001, Mr. Pileggi was President and CEO of PlusFunds.  From 1997 to 2000, he was Chairman and CEO of ING Funds and CEO of ING Investment Products Distribution, overseeing the launch of a mutual fund operation in January 1999 that grew to $1.5 billion in assets and 18 funds in its first year. From 1994 to 1998, he was Senior Managing Director and Member of the Board of Furman Selz LLC. Mr. Pileggi began his career at Lehman Brothers Kuhn Loeb. Mr. Pileggi attended Brooklyn College of the City University of New York from 1976 to1980. Mr. Pileggi has previously served as an Interested Trustee of the Pacifica Funds, FFB Funds, First Choice Funds, Marine Funds, Bank IV Funds, Fund Source, Fund Trust, Performance Funds and Evergreen Funds. He was selected as a Trustee based on his business experience and extensive previous service as a mutual fund director.

Board Committees and Meetings. The Board had four regularly scheduled meetings in 2011 and intends to hold four regularly scheduled meetings in 2012.

Audit Committee.   The Trust has an Audit Committee, consisting of all Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Carter,  Hankin, Haas, Kice, Ochs and Mileusnic, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2011, the Audit Committee met twice.

Nominating Committee.   The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: American Independence Funds Trust, 230 Park Avenue, Suite 534, New York,, NY 10169.

Risk Oversight.  As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks and operational risks. The Funds’ investment adviser and administrator, American Independence Financial Services, LLC and UMB as Sub-Administrator, have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. The Funds’ sub-advisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of  the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Fund. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and sub-advisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership in the Fund Complex. The following table sets forth any ownership by a Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

Name of Trustee	Dollar Range of Equity Securities in the NestEgg Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Family
Joseph N. Hankin	None	None
Jeffrey Haas	None	over $100,000
Richard Wedemeyer	None	$50,000-$100,000
Terry L. Carter	None	None
Thomas F. Kice	None	over $100,000
Peter Ochs	None	None

George Mileusnic	None	None
John Pileggi	Over $100,000	Over $100,000

Board Compensation.  Trustees who are not officers, directors or employees of American Independence Financial Services, LLC or the Distributor will receive from the Trust, an annual fee of $4,000 and a fee of $1,000 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board will receive an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee will receive an additional fee of $1,000 for each Audit Committee attended.  Below is the compensation received as of the most recently completed fiscal year, October 31, 2011.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Interested Trustees:
John J. Pileggi	$ 0	N/A	N/A	$ 0
Non-Interested Trustees:
Richard Wedemeyer	$1,526	N/A	N/A	$12,000
George Mileusnic	$1,392	N/A	N/A	$11,000
Terry Carter	$1,647	N/A	N/A	$13,000
Thomas Kice	$1,392	N/A	N/A	$11,000
Peter Ochs	$1,392	N/A	N/A	$11,000
Jeffrey Haas	$1,392	N/A	N/A	$11,000
Joseph Hankin	$1,889	N/A	N/A	$15,000
Ron Baldwin*	$907	N/A	N/A	$7,000

 * Ron Baldwin resigned as a Trustee in June of 2011.

Codes of Ethics

The Trust and the Adviser have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code to invest in securities, including securities that may be purchased or held by the NestEgg Funds, for their own accounts. These Codes of Ethics are filed as exhibits to the Trust’s registration statement on Form N-1A and are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

Proxy Voting Policy and Procedures

The Trust has contractually delegated, subject to Board oversight, the responsibility for voting proxies relating to portfolio securities held by an American Independence Fund to the Adviser. The Trust has delegated proxy voting to the Adviser with the direction that proxies should be voted in a manner consistent with the best interests of a Fund and its shareholders. The Adviser has adopted its own proxy voting policies and procedures for this purpose. These policies and procedures include specific provisions to resolve conflicts of interest that may arise between the interests of a Fund and the Adviser or and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Starting on August 31, 2004, information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Funds at 1-(866)-410-2006 and (ii) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

American Independence Financial Services, LLC (“AIFS”) serves as investment adviser to the NestEgg Funds pursuant to a Management Agreement dated July 12, 2005, between the Trust and American Independence Financial Services, LLC. AIFS is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 230 Park Avenue, Suite 534, New York, NY 10169 and as of January 31, 2012, AIFS managed approximately $1.4 billion in assets in both mutual funds and separately managed accounts.

Pursuant to obligations under the Advisory Agreement, AIFS also provides certain administrative services necessary for the Funds’ operations including; (i) coordination of the services performed by the Funds’ transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds’ Officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

Under the investment advisory agreement, AIFS has oversight responsibility for the day -to-day management of the Funds. The day to day oversight of the Funds is the responsibility of Mr. T. Kirkham Barneby and Mr. Glenn Dorsey. The fixed income portion of each Fund’s portfolio is managed by Mr. Barneby and Mr. Dorsey. Mr. Jeffrey A. Miller is responsible for the day to day management of the domestic value equity allocation of the NestEgg Funds. For more about the portfolio managers, please see the section below entitled “PORTFOLIO MANAGER INFORMATION.”

AFIS has engaged two sub-advisers to assist in the daily management of the Funds’ portfolios. The domestic equity growth portion of each Fund’s portfolio is sub-advised by American Yellowstone Advisers, LLC (“AYA”). The international equity portion of each Fund’s portfolio is sub-advised by Boyd Watterson Asset Management, LLC (“BWAM”). For more about AYA and BWAM, please see the “Sub-Adviser” section below.

Advisory Agreement and Fees. In its capacity as investment advisor, AIFS is entitled to receive from the NestEgg Funds, calculated daily and paid monthly 0.60% of each respective Fund’s average daily net assets.

AIFS has overall supervisory responsibilities for the general management and investment of the Funds’ securities portfolio, which are subject to review and approval by the Board of Trustees. Such responsibilities include (a) setting the Funds’ investment objective; (b) evaluating, selecting and recommending a Sub-Adviser to manage the assets if it finds it appropriate; (c) monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies and restrictions of the Funds; and (d) implementing procedures to ensure that the Sub-Adviser complies with the Funds’ investment objectives, policies and restrictions.

Under the Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, and the Trust has agreed to indemnify the Adviser against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Adviser shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

Unless sooner terminated, the Advisory Agreement will continue in effect through June 25, 2012 with respect to the NestEgg Funds. The Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement’s continuance also is approved by a majority of the Trustees who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Trust or the Adviser on 30 days’ written notice, and will terminate immediately in the event of its assignment. Upon termination of the Advisory Agreement, the Trust would be required, at the request of the Adviser, to change its name to a name not including “NestEgg”.

The Adviser earned the following fees during the past three fiscal years ended October 31,

                                           _______Earned___________              _____ Waived and Reimbursed______

Fund	2011	2010	2009	2011	2010	2009
NestEgg Fund	$105,484	$105,470	$92,753	$117,669	$158,002	$277,247
NestEgg 2020 Fund	$237,158	$213,724	$173,016	$120,510	$178,585	$304,378
NestEgg 2030 Fund	$194,763	$166,405	$121,334	$111,003	$166,625	$302,564
NestEgg 2040 Fund	$228,341	$199,426	$136,999	$112,202	$159,827	$284,779
NestEgg 2050 Fund	$26,816	$3,352	N/A	$50,617	$42,540	N/A

Board Approval of the Advisory Agreements for the Nestegg Funds.  American Independence Financial Services, LLC’s compensation under the Advisory Agreement may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Advisory Agreement, American Independence Financial Services, LLC may reduce its compensation to the extent that the funds’ expenses exceed such lower expense limitation as American Independence Financial Services, LLC may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on American Independence Financial Services, LLC’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus. In addition, through March 1, 2013, American Independence Financial Services, LLC has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the funds pay total fund operating expenses at the following rates:

Fund	Class A	Class C	Institutional Class
NestEgg Fund	1.25%	N/A	0.75%
NestEgg 2020 Fund	1.28%	N/A	0.78%
NestEgg 2030 Fund	1.30%	N/A	0.80%
NestEgg 2040 Fund	1.32%	1.82%	0.82%
NestEgg 2050 Fund	1.29%	N/A	0.79%

In considering the Advisory Agreement, the Trustees considered numerous factors they believe to be relevant, including a comparison of the fees and expenses of other similarly managed funds, the advisor’s research and decision-making processes, the methods adopted to assure compliance with the funds’ investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the funds; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor’s potential profitability; the financial condition and stability of the advisor; the advisor’s trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars.

Sub-Advisers

AIFS has engaged Boyd Watterson Asset Management, LLC (“BWAM”) and American Yellowstone Partners, LLC (“AYA”) to sub-advise certain allocations of the Funds’ portfolios. BWAM is responsible for the day-to-day management of the Funds with respect to the international equity allocation of each Fund’s portfolio. AYA is responsible for the day-to-day management of the domestic equity growth allocation of each Fund’s portfolio.

Boyd Watterson Asset Management, LLC.  BWAM is located at 1801E. 9th St., Suite 1400, Cleveland, Ohio 44114 and is an investment management firm registered with the SEC under the Investment Advisers Act of 1940. BWAM manages the day-to-day investment and the reinvestment of the assets of the Funds in accordance with the investment objectives, policies, and limitations of the Funds, subject to the general supervision and control of the Adviser and the Board and the officers of the Trust. BWAM is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, WI 53202, and manages more than $4.8 billion in assets as of January 31, 2012.

The BWAM International Equity investment team is led by Mr. Dixon Morgan who is primarily responsible for the day-to-day management of the international equity allocation of each Fund’s portfolio. For more about the portfolio manager, please see the section below entitled “PORTFOLIO MANAGER INFORMATION.”

American Yellowstone Advisors, LLC is located at 230 Park Avenue, Suite 534,  New York, NY 10169. AYA is a jointly owned affiliated registered investment advisor of AIFS and Yellowstone Partners, LLC (“Yellowstone”). Yellowstone is a registered investment advisory firm headquartered in Idaho Falls, ID. Yellowstone’s predecessor, The Fred L. Dowd Company, was founded in 1972. Yellowstone has offices in Salt Lake City, UT, Casper, WY, New York, NY, and Tacoma, WA. As of January 31, 2012, Yellowstone managed over one thousand accounts totaling approximately $561 million in. Mr. Robert Natale is the portfolio manager primarily responsible for the day-to-day management of the equity growth allocation of each Fund’s portfolio.

Administration Services

AIFS also provides certain administrative services necessary for the Funds’ operations.  For the year ended October 31, 2011, the fees for the services provided under such agreement were calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

For the three years ended October 31, the Administrator earned the following fees:

Fund	2011	2010	2009
NestEgg Fund	$21,976	$21,973	$19,324
NestEgg 2020 Fund	$49,408	$44,526	$36,045
NestEgg 2030 Fund	$40,576	$34,688	$25,278
NestEgg 2040 Fund	$47,571	$41,548	$28,541
NestEgg 2050 Fund	$ 5,587	$ 698	N/A

Sub-Administration Services. AIFS has entered into an agreement with UMB Fund Services (“UMB”), whereby UMB provides sub-administration services for a fee accrued daily and paid monthly, on aggregate net assets of the Fund.

Custodian, Transfer Agent and Dividend Disbursing Agent

INTRUST Bank, N.A. acts as custodian of the Funds’ domestic assets and BNY Mellon acts as custodian for the Funds’ international assets. Boston Financial Data Systems (“BFDS”) acts as transfer agent for the Funds. The Funds compensate BFDS for providing personnel and facilities to perform transfer agency related services for the Funds.

Expenses

Except as noted below, American Independence Financial Services, LLC bears all expenses in connection with the performance of its advisory and administrative services. Each Fund bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its Trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders’ reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

Fee Waivers. The Advisor has agreed in writing to limit the expenses of the NestEgg Funds to the amount indicated in the Prospectus until March 1, 2013. These limits do not include any taxes, brokerage commissions, interest on borrowings, extraordinary expenses or acquired fund fees.

Independent Registered Public Accounting Firm and Counsel

The financial statements and financial highlights for the year ended October 31, 2011  have been audited by Grant Thornton LLP, the Funds independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Grant Thornton LLP as experts in accounting and auditing.

Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, serves as counsel to the Trust.

PORTFOLIO MANAGER INFORMATION

Portfolio Managers. On a day-to-day basis, the following individuals are jointly and primarily responsible for the management of the NestEgg Funds.

Fixed Income Team (American Independence Financial Services, LLC):

Mr. T. Kirkham Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income.  At AIFS he utilizes a proprietary discipline, grounded in the economic theory of interest rate behavior, to manage interest rate exposure or risk.  Prior to AIFS, Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches.  Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets.

Mr. Glenn Dorsey, Portfolio Manager, joined AIFS in January 2009. Before joining AIFS, Mr. Dorsey was the founder of Reveille Asset Management where he worked as a Portfolio Manager from July 2006 until January 2009. Prior to starting Reveille, Mr. Dorsey was a portfolio manager with Jamison Prince Asset Management from December 2004 to July 2006. Mr. Dorsey has been in the financial services industry for 24 years and is a Chartered Financial Analyst.

Value Equity Team (American Independence Financial Services, LLC):

Jeffrey A. Miller, Chief Strategist & Portfolio Manager, Value Equities joined AIFS in 2006. Mr. Miller is responsible for the management of the equity portion of the NestEgg Funds and the equity analysts. Mr. Miller is also the Portfolio Manager for the American Independence Stock Fund and American Independence Fusion Fund.  Prior to joining AIFS, he co-founded Miller & Jacobs Capital, LLC in February 2003, and had been managing an affiliated Delaware company (also called Miller & Jacobs Capital, LLC) since 1997. He earned his Masters of Business Administration with Distinction from Cornell University. He also earned a Bachelor of Arts degree in History with Distinction from Cornell University.  Prior to co-founding Miller & Jacobs Capital in 2003, and its affiliated entity in 1997, Mr. Miller was Vice President of Equity Research at Keefe, Bruyette & Woods, Inc. where he worked from 1994 to 1997.

International Equity Team (Boyd Watterson Asset Management, LLC):

Dixon Morgan, Jr.,  Senior Vice President is responsible for international investments. He chairs the International Strategies Committee.  Prior to joining Boyd Watterson in March, 2007, Mr. Morgan was a Senior Director and Portfolio Manager for OFI Institutional since April 2000. Overall, he has more than 26 years of experience in investment management. He is also a member of the Association of Investment Management and Research (CFA Institute) and the Cleveland Society of Security Analysts. Mr. Morgan is a graduate of Claremont McKenna College in Claremont, CA with a BA in English Literature.

Growth Equity Manager (American Yellowstone Advisors, LLC):

Mr. Robert Natale, Senior Portfolio Manager, joined Yellowstone Partners in April 2010. Prior to working for Yellowstone, Mr. Natale worked for Eagle Asset Management from September 2008 to March 2010.  While there he was the Managing Director and Portfolio Manager for Eagle’s Large Cap Growth portfolio.  Previous to working for Eagle, Mr. Natale worked for Bear Stearns Asset Management. As a Portfolio Manager for Bear Stearns, Mr. Natale managed the S&P STARS Fund, which he helped launch in 1995 while working for Standard & Poor’s. He managed approximately $1.35 billion in Large Cap Growth Portfolios. Mr. Natale was with Bear Stearns from 1998 until April, 2008.  Mr. Natale has a Bachelor of Arts degree from Fordham University as well as both a Masters of Arts and Masters of Business Administration from New York University. Mr. Natale is also a Chartered Financial Analyst.

Beneficial Ownership by Portfolio Manager. As of the October 31, 2011 fiscal year end, the portfolio managers responsible for the day to day management of the Funds owned the following shares of each of the Fund or of any fund in the Trust.

Name of Portfolio Manager	Dollar Range of Equity Securities in the NestEgg Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Family
T. Kirkham “Kirk” Barneby	$0	$0
Glenn Dorsey	$0	$0
Jeff Miller	$0	$0
Dixon Morgan	$0	$0
Robert Natale	$0	$0

Account Management Disclosures.  Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, including other affiliated funds in the Trust. As of October 31, 2011, the number of other accounts and assets managed were as follows:

Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
T. Kirkham Barneby	8	$311,363,922	0	$0	2,305	$97,688,150
Glenn Dorsey	8	$311,363,922	0	$0	2,305	$97,688,150
Jeff Miller	2	$125,783,761	0	$0	88	$18,257,537
Dixon Morgan	1	$30,000,000	0	$0	46	$25,322,000
Robert Natale	0	$0	0	$0	20	$8,690,069

For each of type of account listed in the above table for which a manager managed such other account, no such advisory fees were earned on the performance of such account.

Manager Compensation. Each Portfolio Manager’s compensation consists primarily of a fixed base salary and a discretionary cash bonus. The bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the benchmark upon which the Funds are compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio managers, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

The Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the a 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). AIFS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The portfolio manager makes investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio manager may purchase or (sell) securities for one portfolio and not another portfolio. American Independence Financial Services, LLC has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts

SHARES OF BENEFICIAL INTEREST

The American Independence Funds Trust was organized as a Delaware business trust on October 7, 2004, and currently consists of sixteen funds, five of which are offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

The NestEgg 2040 Fund offers three classes of shares, Class A, Class C and Institutional Class shares. The NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and the NestEgg 2050 Fund offers two classes, Class A and Institutional Class shares. Purchases can be made through an authorized broker or financial institution, by mail or by wire. Call 1-866-410-2006, or contact your sales representative, broker-dealer or bank to obtain more information about the Funds’ shares.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

As of February 16, 2012, no person beneficially owned of record, or to the knowledge of management, five percent or more of the outstanding shares of the respective Fund or classes except as set forth below.

Fund	Name and Address of Record	Percent of Fund by Class
NESTEGG FUND INSTITUTIONAL CLASS	NFS LLC FEBO
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	97.57%
NESTEGG FUND CLASS A	SSB&T CO CUSTODY
	FOR THE IRA OF SANDRA WHITWORTH
	16013 S DESERT FOOTHILLS PKWY #1090
	PHOENIX AZ 85048-8441	37.32%
	LPL FINANCIAL
	FBO CUSTOMER ACCOUNT
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO, CA 92121-1968	34.72%
	LPL FINANCIAL
	FBO CUSTOMER ACCOUNT
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO, CA 92121-1968	19.45%
NESTEGG 2020 FUND INSTITUTIONAL CLASS	NFS LLC FEBO
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	99.02%
NESTEGG 2020 FUND CLASS A	LPL FINANCIAL
	FBO CUSTOMER ACCOUNT
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO, CA 92121-1968	37.68%

NESTEGG 2020 FUND	LPL FINANCIAL
CLASS A - (continued)	FBO CUSTOMER ACCOUNT
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO, CA 92121-1968	19.17%

	CHARLES SCHWAB TRUST CO CUST
	AMER INDEPENDENCE FINANCIAL 206045
	2423 E LINCOLN DR
	PHOENIX AZ 85016-1215	15.67%

	ERIC M. RUBIN CUST
	FBO NATHAN RUBIN UTMA-AZ
	16409 S 30th DRIVE
	PHOENIX, AZ 85045-2271	14.03%

	SSB&T ROLLOVER IRA
	FBO JAMES L NELSEN
	114 S BROWNTHRUSH CT
	WITCHITA, KS 67209-2083	13.44%
NESTEGG 2030 FUND INSTITUTIONAL CLASS
	NFS LLC FEBO
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	99.26%
NESTEGG 2030 FUND CLASS A	LPL FINANCIAL
	FBO CUSTOMER ACCOUNT
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO, CA 92121-1968	40.43%
	LPL FINANCIAL
	FBO CUSTOMER ACCOUNT
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO, CA 92121-1968	24.04%

	CHARLES SCHWAB TRUST CO CUST
	AMER INDEPENDENCE FINANCIAL 206045
	2423 E LINCOLN DR
	PHOENIX AZ 85016-1215	17.14%

	PERSHING LLC
	PO BOX 2052
	JERSEY CITY, NJ 07303-2052	14.98%
NESTEGG 2040 FUND INSTITUTIONAL CLASS
	NFS LLC FEBO
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	99.45%
NESTEGG 2040 FUND CLASS A
	SSB&T CO C/F IRA R/O
	JAMES O VANARSDALE
	501 N MAIN ST
	MACKSVILLE KS 67557-9757	78.77%
	CHARLES SCHWAB TRUST CO CUST
	AMER INDEPENDENCE FINANCIAL 206045
	2423 E LINCOLN DR
	PHOENIX AZ 85016-1215	14.79%

NESTEGG 2040 FUND CLASS C	PENSON FINANCIAL SERVICES, INC.
	FBO CLIENTS
	1700 PACIFIC AVE STE 1400
	DALLAS TX 75201-4609	100.00%
NESTEGG 2050 FUND INSTITUTIONAL CLASS	NFS LLC FEBO
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224	99.96%

NESTEGG 2050 FUND CLASS A	CHARLES SCHWAB TRUST CO CUST
	FBO MUTUAL FUND CUSTOMERS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-415	100.00%

The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER

Subject to the general supervision and approval of the Board of Trustees, the Adviser and Sub-Advisers are responsible for, making decisions with respect to, and placing orders for all purchases and sales of portfolio securities for the NestEgg Target Date Funds.

Investment decisions for the NestEgg Target Date Funds are made independently from those for other accounts advised or managed by the Adviser. Such other accounts may also invest in the same securities as the NestEgg Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one of the NestEgg Funds and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to that Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a NestEgg Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the NestEgg Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

The portfolio turnover rate for each NestEgg Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

Transactions by a Fund on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions by the Fund on foreign stock exchanges involve payment of brokerage commissions that are generally fixed.

Transactions by a Fund in the over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In making portfolio investments for a Fund, the Adviser seeks to obtain the best net price and the most favorable execution of orders. The Adviser may, in its discretion, effect transactions in portfolio securities with broker-dealers who provide research advice or other services to the Fund or the Adviser. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds that exceeds the amount of commission another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the Funds and to the Trust. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or portfolios of the Trust or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account, portfolio of the Trust or Investment Company. The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser, the Distributor, or any of their "affiliated persons" (as defined in the 1940 Act), except as the 1940 Act or the SEC permits. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Funds may from time to time purchase securities issued by the Trust’s “regular broker/dealers.”

Under certain market conditions, a Fund may experience high portfolio turnover rates as a result of the investment strategy. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates (100% or more) can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by a Fund and ultimately by its shareholders. Portfolio turnover rates for the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for each Fund, and the Funds may engage in short-term trading to achieve its investment objective and adhere to its investment strategy.

DISTRIBUTION AND RELATED SERVICES PLANS

Rule 12b-1 Plans. The Trust, on behalf of the NestEgg Funds, has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Class A Shares and Class C Shares, with respect to NestEgg 2040 only, (the "Plans"). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed and (ii) may pay, through the Distributor, broker-dealers or other financial institutions ("Service Organizations") for services, as defined by NASD.

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by FINRA.

Under the Plan, payments by the Trust for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of Class A Shares of a Fund and 0.75% for Class C Shares, and payments for services, as defined by FINRA, may not exceed 0.25% (annualized) of the average daily net asset value of a Fund’s outstanding Class A Shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship. Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that Service Shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of Class A and Class C Shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Service Shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

As long as the Plan is in effect, the nomination of Independent Trustees must be committed to the discretion of the Independent Trustees.

For the year ended October 31, 2011 the Distributor earned the following fees:

Fund	Class A	Class C
NestEgg Fund	$ 765	N/A
NestEgg 2020 Fund	$ 682	N/A
NestEgg 2030 Fund	$1,679	N/A
NestEgg 2040 Fund	$1,745	$ 66
NestEgg 2050 Fund	$ 32	N/A

Sub-Transfer Agency Plan.  The Funds have adopted a Sub-Transfer Agency Plan pursuant to which they may pay a fee of up to an annual rate of 0.25% of their average daily net assets to service organizations who provide sub-transfer agency services to their customers who own shares of the Funds.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Your financial intermediary may receive various forms of compensation from you, the Funds or AIFS in connection with the sale of shares of a Fund to you or you remaining an investor in a Fund.  The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries.  These types of payments include:

•           Contingent deferred sales charges or initial front-end sales charges (if applicable), which are payable from your investment to the Distributor and all or a portion of which are payable by the Distributor to financial intermediaries (see “A Choice of Share Classes” in the Prospectus);

•           Ongoing asset-based payments attributable to the share class selected,                including fees payable under the Fund's Distribution Plans adopted under Rule 12b-1 under the Investment Company Act and Shareholder Servicing Plan, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see “Distribution and Service Plans” in the SAI);

•           Shareholder servicing payments for providing omnibus accounting,            recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of a Fund as reimbursement to the financial intermediary for expenses they incur on behalf of the Fund.

•           Payments by AIFS out of its own assets.  AIFS may make these payments in addition to payments described above.  Your financial intermediary may receive payments from AIFS that fall within one or more of the following categories, each of which is described in greater detail below:

                                            •         Distribution Related Payments;

                                            •         Service Related Payments; and

                                            •         Processing Related Payments.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts.  Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy.  Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus.  You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments. AIFS may make payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support.   AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary.  In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

As noted above a number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its investment representatives for educational and marketing purposes.  In some cases, financial intermediaries will include the Funds on a “preferred list.”  AIFS' goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Service Related Payments.  Payments may also be made by AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services.  Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary.  Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others.  These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary.  Service Related Payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the assets attributable to that financial intermediary.

Processing Related Payments.  AIFS may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation and transaction processing.  The types of payments that AIFS may make under this category include, among others, payment of networking fees or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Dealer commissions and compensation.  Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more and purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates for all funds: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

Other Payments.  Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or rules of the FINRA and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.  AIFS makes payments for entertainment events it deems appropriate, subject to AIFS’ policies and applicable law.  These payments may vary depending on the nature of the event.

As of December 31, 2011, the following financial intermediaries that are broker dealers have been approved by the Board of Trustees to receive Distribution Related and/or Service Related Payments:

Pershing

Fidelity Brokerage Services LLC

Fiserv Trust Company

Benefit Plan Administrators

Wells Fargo Advisors

Charles Schwab

Raymond James

LPL Financial Corporation

Southwest Securities

TD Ameritrade Trust Co.

Ameriprise Financial

CPI Qualified Plan Consultants, Inc.

Wells Fargo Institutional

Nationwide

Mercer

GWFS Equities, Inc.

MSCS Financial Services, LLC

Mid-Atlantic Capital Corp.

UBS

Any additions or deletions to the list of financial intermediaries identified above that have occurred since December 31, 2011 are not reflected.

CALCULATION OF NET ASSET VALUE (NAV)

The NAV of a particular Class of each Fund is calculated separately by dividing the total value of the assets belonging to the Fund allocable to such Class, less the liabilities of the Fund allocable to such Class, by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio. Assets belonging to the Fund are reduced by the direct liabilities of the Fund and by a share of the general liabilities of the Trust allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. In addition, liabilities directly attributable to a Class of the Fund are charged to that Class. Subject to the provisions of the Trust’s Trust Instrument, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to the Fund or Class thereof are conclusive.

The Funds’ investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board. A security that is primarily traded on a domestic securities exchange (including securities traded through the NASDAQ National Market System) is valued at the last price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded in the over-the-counter market (but not securities traded through the NASDAQ National Market System) are valued at the bid based upon quotes furnished by market makers for such securities. For purposes of determining NAV, futures and options generally will be valued shortly after the close of trading on the New York Stock Exchange.

For the Funds, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Trustees, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Trustees determines that this does not constitute fair value.

ADDITIONAL INFORMATION CONCERNING TAXES

Information set forth in the Prospectus that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of a Fund. The following is only a summary of certain additional tax considerations generally affecting the Funds and each Fund’s shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the Funds’ prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

The Funds have elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. As explained below, however, such carry forwards are subject to limitations on availability Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund’s use of its capital loss carry forwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS") in effect for the month in which the ownership change occurs (the rate for October 2003 is 4.74%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carry forwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

In addition to satisfying the requirements described above, the Funds must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Distributions of the Funds

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days during the 120-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds’ share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund’s disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Other Tax Information

Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued there under as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

The information above is only a summary of some of the tax consequences generally affecting the Funds and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program the ("Program"), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Procedures to implement the Program include, but are not limited to, determining that the Funds’ distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

VOTING RIGHTS

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund. Under the Fund’s Trust Instrument, the Boards of Trustees are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund’s Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

CONVERSION INTO A FEEDER FUND

The Board may convert the Funds in the future into a feeder fund in a master-feeder fund structure without approval of the Funds’ shareholders (the "Shareholders"). It is uncertain whether the Funds will convert into a feeder fund in the future and doing so may require certain regulatory approvals. As a feeder fund, each Fund would seek to achieve its investment objective by investing all of its assets in the securities of a single master fund with substantially the same investment objective, strategies and restrictions as the Fund. If the Funds were to convert into feeder funds, the Funds’ interest in the securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio securities directly.

PERFORMANCE INFORMATION

The NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund, NestEgg 2040 and NestEgg 2050 Fund may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The following paragraphs describe how yield and return are calculated by the NestEgg Funds.

Return Calculations. Returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund’s NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund’s performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a Fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund’s short-term trading fee or the effect of a fund’s small balance maintenance fee. Excluding a fund’s short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

From time to time, in advertisements or in reports to shareholders, a Fund’s yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. The total return and yield of the NestEgg Funds may be compared to the comparable Target Date Indexes. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron’s, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc. and/or Morningstar.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Trust may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Online Disclosure of Ten Largest Holdings. Each of the Funds generally will seek to disclose its ten largest portfolio holdings and the percentages that each of these ten largest portfolio holdings represents of that Fund’s total assets as of the most recent calendar-quarter-end (quarter-end ten largest holdings) online at www.aifunds.com, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Fund within the Trust, and all other persons.

Online Disclosure of Complete Portfolio Holdings.  Each Fund, generally will seek to disclose the Fund’s complete portfolio holdings (complete portfolio holdings) in the semi-annual and annual reports to shareholders within 60 days of the reporting periods, April 30 and  October 31, respectively.

The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability ("non-standard disclosure") to:

(1) the Funds’ service providers including the Funds’ custodian, administrator, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Funds’ day-to-day operations ("Service Providers"); and

(2) certain non-service providers including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody’s Investors Service, Morningstar, Standard & Poor’s Rating Service, Thomson Financial and Vickers Stock Research Corporation) for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) ("Non-Service Providers"). Generally such information is provided to non- service providers on a monthly and quarterly basis with a five-to-fifteen day lag. The above list of ratings agencies will be updated each year.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become public information; and

(2) the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Fund’s Disclosure Policies; or

(3) the recipient provides assurances of its duty of confidentially by such means as certification as to its policies’ adequacy to protect the information that is disclosed.

The Funds have determined that non-standard disclosure to each service and non-service providers fulfills legitimate business purpose and is in the best interest of shareholders and believes that these arrangements subject the recipients to a duty of confidentiality. Neither the Funds nor the Funds’ investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees and Chief Compliance Officer (1) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Disclosure Policies and (2) will address any conflicts of interest involving non-standard disclosure.

FINANCIAL STATEMENTS

The financial statements and financial highlights for the year ended October 31, 2011 have been audited by Grant Thornton LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference.  The American Independence Funds’ annual report includes the financial statements referenced above and is available without charge upon request by calling 1-866-410-2006.

MISCELLANEOUS

As used in this SAI, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

If you have any questions concerning the Trust or any of the Funds, please call 1-866-410-2006.

APPENDIX A -- FUTURES AND OPTIONS

As previously stated, the Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices. These Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by one of these Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain contracts, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, the National Futures Association ("NFA"), the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I INTEREST RATE FUTURES CONTRACTS.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is affected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is affected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. The Fund would deal only in standardized contracts on recognized exchanges and trading facilities.

Examples of Futures Contract Sale. A Fund might engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93. In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rose from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II SECURITY FUTURES CONTRACTS AND STOCK INDEX FUTURES CONTRACTS.

Security Futures Contracts. The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, the Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Stock Index Futures Contracts. A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the S&P 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

The following are examples of transactions in stock index futures (net of commissions and premiums, if any):

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
Day Hedge is Placed -
Anticipate Buying $62,500 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures : $62,500/Contract
-Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $65,000 Increase in Purchase Price = $2,500	Sell 1 Index Futures at 130 Value of Futures = $65,000/Contract Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors:

Value of Stock Fund = $1,000,000

Value of Futures Contract = 125 x $500 = $62,500

Fund Beta Relative to the Index = 1.0

Portfolio	Futures
- Day Hedge is Placed
Anticipate Selling $1,000,000 Equity Portfolio	Sell 16 Index Futures at 125 Value of Futures = $1,000,000
- Day Hedge is Lifted -
Equity Portfolio – Own stock with Value = $960,000 Loss in Fund Value = $40,000	Buy 16 Index Futures at 120 Value Futures = $960,000 Gain on Futures = $40,000

If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund’s transactions in stock index futures would be as set forth below.

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
- Day Hedge is Placed
Anticipate Buying $62,000 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures = $62,500
- Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $60,000 Increases in Purchase Price = $2,500	Sell 1 Index Futures at 120 Value Futures = $60,000/Contract Loss on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors:

Value of Stock Fund = $1,000,000

Value of Futures Contract = 125 x $500 = $62,500

Fund Beta Relative to the Index = 1.0

Portfolio	Futures
- Day Hedge is Placed
Anticipate Selling $1,000,000 Equity Portfolio	Sell 16 Index Futures at 125 Value of Futures = $1,000,000
- Day Hedge is Lifted -
Equity Portfolio – Own stock with Value = $1,040,000 Gain in Fund Value = $40,000	Sell 16 Index Futures at 130 Value Futures = $1,040,000 Loss of Futures = $40,000

III FUTURES CONTRACTS ON FOREIGN CURRENCIES.

To the extent a Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, the Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV MARGIN PAYMENTS.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In instances involving the purchase of futures contracts by the Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

In addition to the possibility that there may be an imperfect correlation or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI OPTIONS ON FUTURES CONTRACTS.

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII OTHER TRANSACTIONS.

The Fund is authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund’s hedging and other investment strategies if, in the judgment of the Adviser, transactions therein are necessary or advisable.

VIII ACCOUNTING TREATMENT.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

AMERICAN INDEPENDENCE FUNDS TRUST

The Board of Trustees of American Independence Funds Trust (the "Trust") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities (the "Securities") held by certain of the Trust’s investment portfolios ("Funds"):

I. POLICY

A. It is the policy of the Board of Trustees of the Trust (the "Board") to delegate the responsibility for voting proxies relating to Securities held by the Funds to American Independence Financial Services, LLC (the "Adviser") as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The voting of proxies is an integral part of the investment management services provided by the Adviser pursuant to the advisory contract. As the Adviser and Matrix, the Funds’ principal underwriter, are not affiliates, the delegation of authority to the Adviser to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between Matrix and the Funds’ shareholders from the proxy voting process.

B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to Securities held by the Funds to a sub-adviser (each a "Sub-Adviser") retained to provide investment advisory services to certain Funds. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

II. FIDUCIARY DUTY

The right to vote a proxy with respect to Securities held by the Funds is an asset of the Company. The Adviser or Sub-Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser’s Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Funds shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less frequently than annually, the Adviser shall report to the Board a record of each proxy voted with respect to Securities of the Funds during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than its duties as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

IV. REVOCATION

The delegation by the Board of the authority to vote proxies relating to Securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Company shall file an annual report of each proxy voted with respect to Securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI. DISCLOSURES

A. The Company shall include in its registration statement:

1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to Securities; and

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B. The Company shall include in its Annual and Semi-Annual Reports to shareholders:

1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to Securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

VII. REVIEW OF POLICY

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: July 12, 2005

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

PROXY VOTING POLICY AND PROCEDURES

GENERAL POLICY

            It is the policy of American Independence Financial Services, LLC ("AIFS") to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of clients for whom AIFS provides discretionary investment management services and have authority to vote their proxies.

            AIFS may vote proxies as part of its authority to manage, acquire and dispose of account assets. AIFS will not vote proxies if the advisory agreement does not provide for AIFS to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

            When voting proxies for client accounts, AIFS’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, AIFS will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. If appropriate to do so, AIFS may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide AIFS with a statement of proxy voting policy. In these situations, AIFS will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of AIFS.

PROCEDURES FOR VOTING PROXIES

            These procedures are adopted pursuant to the policy cited above and are hereby delegated to the Proxy Committee. The Proxy Committee may consist of executive, investment, compliance, legal and operations personnel. The Proxy Committee will review these procedures on a yearly basis and make such changes as it believes are necessary to maintain compliance with applicable federal securities regulations.

EVALUATION AND VOTING

            The Proxy Committee shall designate one or more employees of AIFS (each a "designated employee") to review each proxy received by AIFS for which AIFS has the responsibility to vote and to ensure that all proxies are voted according to AIFS’s guidelines.

            1.   The issues presented in the proxy materials;

            2.  The interests of AIFS, if any, in those issues;

            3.   How the proxy will be voted; and

            The record will include any external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee. Where an apparent conflict of interest exists, or where the designated employee requires additional guidance, the nature and circumstances of the proxy will be brought to the attention of the Proxy Committee, which will determine how the proxy will be voted.

            In cases where a client has asked AIFS for advice with respect to a proxy, the designated employee will submit a memorandum containing the recommendation to the Proxy Committee, which will:

            1.   Endorse the memorandum for delivery to the client;

            2.   Return the memorandum for further consideration; or

            3.   In the case of a potential conflict of interest or basic disagreement about the voting of the 3 proxy, submit the memorandum to the Investment Policy Committee for direction with respect to the advice AIFS should provide to the client with respect to the proxy.

CONFLICTS OF INTEREST

            AIFS will maintain a list of those companies which issue publicly traded securities and with which affiliates of AIFS have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between AIFS and its clients.

            The term "conflict of interest" refers to a situation in which affiliates of AIFS has a financial interest in a matter presented by a proxy other than the obligation AIFS incurs as investment adviser and any other client which may compromise AIFS’s freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

            1.   Companies affiliated with Trustees;

            2.   Companies affiliated with officers of AIFS; and

            3.   Companies that maintain significant business relationships with AIFS or is actively seeking a significant business relationship.

            Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its review and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, AIFS’s commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

            In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to the Funds or any other clients of voting the proxy.

            All votes submitted by AIFS on behalf of its clients are not biased in any way by other clients of AIFS. For example, the fact that XYZ Corporation is a client of AIFS does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client’s stock).

REPORTING AND DISCLOSURE

            Once each year, AIFS shall include in its presentation materials to the Boards of Trustees of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that AIFS has identified as involving a conflict of interest, AIFS shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

            AIFS shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. AIFS shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

RECORDKEEPING

AIFS shall retain records relating to the voting of proxies, including:

            1.   A copy of this proxy voting policy and procedures relating to the voting of proxies.

            2.   A copy of each proxy statement received by AIFS regarding portfolio securities in AIFS client accounts.

            3.   A record of each vote cast by AIFS on behalf of a client.

            4.   A copy of each written client request for information on how AIFS voted proxies on behalf of the client account, and a copy of any written response by AIFS to the client account.

            5.   A copy of any document prepared by AIFS that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

            AIFS shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies.

            These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of AIFS.

SCHEDULE A

            The following is a concise summary of AIFS’s proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

•          An auditor has a financial interest in or association with the company, and is therefore not independent

•          Fees for non-audit services are excessive, or

•          There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.   BOARD OF TRUSTEES

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

•          Vote AGAINST proposals to classify the board.

•          Vote FOR proposals to repeal classified boards and to elect all Trustees annually.

Independent Chairman (Separate Chairman/CEO)

•          Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside Trustees of CEO pay.

Majority of Independent Trustees/Establishment of Committees

•          Vote FOR shareholder proposals asking that a majority or more of Trustees be independent unless the board composition already meets the threshold for definition of independence.

•          Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent Trustees if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent

•          Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•          Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

•          Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•          Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

•          Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements. Cumulative Voting

•          Vote AGAINST proposals to eliminate cumulative voting.

•          Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

•          Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as        long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

•          Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

•          Voting for Director Nominees in Contested Elections

•          Votes in a contested election of Trustees must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.

5.   POISON PILLS

•          Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

•          Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

Common Stock Authorization

•          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

•          Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•          Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

•          Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•          Vote FOR proposals to create a new class of nonvoting or sub voting common stock if:

•          It is intended for financing purposes with minimal or no dilution to current shareholders

•          It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

•          Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, AIFS will value every award type. AIFS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once AIFS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

•          Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

•          Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•          Historic trading patterns

•          Rationale for the repricing

•          Value-for-value exchange

Option vesting

•          Term of the option

•          Exercise price

•          Participation

Employee Stock Purchase Plans

•          Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•          Vote FOR employee stock purchase plans where all of the following apply:

•          Purchase price is at least 85 percent of fair market value

•          Offering period is 27 months or less, and

•          Potential voting power dilution (VPD) is ten percent or less.

•          Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

•          Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

PART C. OTHER INFORMATION

Item 28. Exhibits:

(a)	Articles of Incorporation. (1) Trust Instrument (Previously filed with Pre-Effective Amendment No. 2 filed on July 28, 2005 and incorporated herein by reference).
(2) Amendment to Trust Instrument (Previously filed with Pre-Effective Amendment No. 3 filed on August 29, 2005 and incorporated herein by reference).
(b)	By-Laws (Previously filed with Pre-Effective Amendment No. 2 filed on July 28, 2005 and incorporated herein by reference).
(c)	None
(d)	Investment Advisory Contracts.
(1) Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC dated November 14, 2005 as amended on June 17, 2011. (filed herewith).
(2)

Investment Advisory Agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management LLC dated February 23, 2011 (Previously filed with Post-Effective Amendment No. 64 filed on March 1, 2011 and incorporated herein by reference).

(3)

Investment Advisory Agreement between American Independence Financial Services, LLC and American Yellowstone Advisors LLC dated February 23, 2011 (Previously filed with Post-Effective Amendment No. 64 filed on March 1, 2011 and incorporated herein by reference).

(e)	Underwriting Contracts
(1) Distribution Agreement between Registrant and Matrix Capital Group (Previously filed with Post-Effective Amendment No. 61 filed on November 24, 2010 and incorporated herein by reference).
(f)	None
(g)

Custodian Agreements

(1)           Custody Agreement between Registrant and INTRUST Bank, NA (Previously filed with Pre-Effective Amendment No. 3 filed on August 29, 2005 and incorporated herein by reference).

(2)           Custody Agreement between Registrant and BNY Mellon (filed herewith).

(h)	Other Material Contracts.
(1) Administrative Agreement between the Registrant and American Independence Financial Services, LLC dated November 14, 2005 as amended June 17, 2011 (filed herewith).
(2) Form of Agreement and Plan of Reorganization (Previously filed with Post-Effective Amendment No. 2 Filed on February 23, 2006 and incorporated herein by reference).
(3)

Transfer Agent and Service Agreement between Registrant and Boston Financial Data Services dated October 22, 2007 (Previously filed with Post-Effective Amendment No. 5 Filed on January 16, 2007 and incorporated herein by reference).

(4) Fund Accounting Agreement between Registrant and UMB Fund Services (Previously filed with Post-Effective Amendment No. 61 filed on November 24, 2010 and incorporated herein by reference).
(i)	Legal Opinion.
(1) Opinion and Consent of Dechert LLP (8)
(j)	Consent of Independent Public Accountants (filed herewith)
(k)	None
(l)	None
(m)	Rule 12b-1 Plan dated June 17, 2011 (filed herewith).
(n)	Rule 18f-3 Plan dated June 25, 2010 (Previously Filed with Post-Effective Amendment No. 61)
(o)	N/A
(p)	Codes of Ethics
(1) Code of Ethics of American Independence Funds Trust (filed herewith)
(2) Code of Ethics of American Independence Financial Services, LLC (filed herewith)
(3) Code of Ethics of Matrix Capital Group, Inc. (Previously filed with Post-Effective Amendment No. 61 filed on November 24, 2010 and incorporated herein by reference).
(q)	Power of Attorney dated December 15, 2007 (Previously filed with Post-Effective Amendment No. 02 filed on May 14, 2008 and incorporated herein by reference).

Item 29.  Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30.  Indemnification

No change from the information set forth in Item 30 of the most recently filed N-1A of American Independence Funds Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-124214 and 811-21757) as filed with the Securities and Exchange Commission on February 28, 2008 (Accession No. 0001206774-08-000425).

Item 31. Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, American Independence Financial Services, LLC, is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, AIFS provides investment advisory services to separately managed accounts.  Additional information as to AIFS and the directors and officers of AIFS is included in AIFS’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801- 63953), which is incorporated herein by reference and sets forth the officers and directors of AIFS and information as to any business, profession, vocation or employment of a substantial nature engaged in by AIFS and such officers and directors during the past two years.

The Registrant’s sub-adviser, American Yellowstone Advisors, LLC (“AYA”), is a Delaware corporation. Additional information as to AYA and the directors and officers of AYA is included in AYA’s Form ADV filed with the SEC (File No. 801-71831), which is incorporated herein by reference and sets forth the officers and directors of SIM and information as to any business, profession, vocation or employment of a substantial nature engaged in by SIM and such officers and directors during the past two years.

Item 32. Principal Underwriters.

(a)

Matrix Capital Group, Inc. (the "Distributor") serves as the principal underwriter for the Registrant. The Distributor also acts as principal underwriter for the following registered investment companies:

AMIDEX Funds, Inc.

Monteagle Funds

Mutual Fund Series Trust

Congressional Effect Fund

Frank Funds

360 Funds

(b)	The table below provides information for each director, officer or partner of the Distributor:

PRINCIPAL NAME AND PRINCIPAL	POSITIONS WITH UNDERWRITER	POSITIONS WITH REGISTRANT

Christopher F. Anci	President & Treasurer	None

David F. Ganley	Senior Vice President	None

Jennifer Sarkany	Secretary	None

Richard W. Berenger	Chief Compliance Officer	None

Messrs. Anci and Berenger and Ms. Sarkany are located at 420 Lexington Avenue, Suite 601, New York, NY 10170. Mr. Ganley is located at 630 Fitzwatertown Road, Building "A", 2nd Floor, Willow Grove, PA 19090.

(c)	Not Applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Accountant and Sub-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Investment Adviser and Administrator	American Independence Financial Services 230 Park Avenue, Suite 534 New York, NY 10017
Registrant’s Custodians	INTRUST Bank NA 105 North Main Street Wichita, Kansas 67202

BNY Mellon Asset Servicing One Boston Place, 11th Floor AIM 024-0112 Boston, MA 02108
Registrant’s Transfer Agent	Boston Financial Data Services 30 Dan Road Canton, MA 02021
Registrant’s Distributor	Matrix Capital Group, Inc 420 Lexington Avenue Suite 601 New York, NY 10170

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 29th day of February 2012.

AMERICAN INDEPENDENCE FUNDS TRUST
By:	/s/ Eric Rubin
Eric Rubin
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Eric Rubin	President	February 29, 2012
Eric Rubin

/s/ Richard A. Wedemeyer*	Chairman of the Board	February 29, 2012
Richard A. Wedemeyer	and Trustee

/s/ Jeffrey Haas*	Trustee	February 29, 2012
Jeffrey Haas

/s/ Joseph Hankin*	Trustee	February 29, 2012
Joseph Hankin

/s/ Terry L. Carter*	Trustee	February 29, 2012
Terry L. Carter

/s/ Thomas F. Kice*	Trustee	February 29, 2012
Thomas F. Kice

/s/ George Mileusnic*	Trustee	February 29, 2012
George Mileusnic

/s/ John J. Pileggi*	Trustee	February 29, 2012
John J. Pileggi

/s/ Peter L. Ochs*	Trustee	February 29, 2012
Peter L. Ochs

*By: /s/ Eric Rubin

Eric Rubin, Attorney-in-Fact pursuant to Power of Attorney Previously Filed